Exhibit 10.21

Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933, as amended, because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Katmandu Park Punta Cana

ATTRACTION HARDWARE SALES AGREEMENT

between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National, LLC

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

ATTRACTION HARDWARE SALES AGREEMENT

THIS AGREEMENT (this “Agreement” or “Contract”) is entered into on the 17th day of November, 2021 (“Entry Date”) and made effective nunc pro tunc as to 11th day of September, 2019 (“Effective Date”), by and between SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO LIGHTBOURNE, Dominican, of legal age, single, private employee, bearer of the dominican identity and electoral card number [***], domiciled for these purposes at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”), and FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

Background:

WHEREAS, the Buyer requires a Dark Ride attraction and Suspended Theater® (together, the “Attractions,” as more specifically described in Appendix A hereto) to be supplied and installed at the Katmandu Park located in Punta Cana, Dominican Republic (“Site”);

WHEREAS, the Buyer desires to enter into this contract (the “Contract”) to perform all future obligations of Katmandu Group, LLC (“Katmandu”) under the Contract and to receive any future benefits under the Contract as from the Entry Date of this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the foregoing and of the mutual terms and conditions set forth below, the parties, intending to be legally bound hereby, agree as follows:

Article 1. Obligations of Seller

1.1	Seller shall:

(a)	design and engineer in a first-class workmanlike manner the Suspended Theater® Attraction in accordance with industry standards, and procure the Dark Ride Attraction, for the Site based upon the Site characteristics, attraction size, capacity and other ride system design technical specifications set forth in Appendix A, which may be modified from time to time with the mutual agreement of the parties in writing and signed by both parties (collectively, the “Agreed Specifications”);

(b)	manufacture, fabricate and/or procure the physical components of the Suspended Theater® Attraction and manufacture, fabricate and/or procure (or, in the case of the ride vehicles, procure, refurbish and replace as needed the physical components to restore the same to a “Seller refurbished” condition) of the Dark Ride Attraction (collectively the “Components”). As used herein, “Seller refurbished” shall mean the restoration of the equipment to be free from defects and to conform with all applicable warranties, including without limitation fitness for the intended purpose, and cosmetically restored, all in accordance with first class industry standards;

(c)	supervise the installation of the Attractions at the Site; and,

(d)	provide final adjustment to ride and show systems and equipment to maximize Attraction performance.

The Seller’s duties as outlined above are described in more detail in Appendix B (“Scope of Work”). The Scope of Work also includes a timetable for the manufacture, procurement and delivery of the Components and other related matters in Appendix E (“Project Schedule”), all of which are collectively described herein as the “Work.”

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Article 2. Purchase Price and Payment Terms

2.1	The Buyer shall pay to Seller the total purchase price (minus any amounts previously paid by Katmandu under the Contract as indicated in Appendix C) for the Attractions set forth in Appendix C (“Purchase Price”) in the amounts and at the times set forth set forth in Appendix C.

2.2	Not used.

2.3	Not used.

2.4	Any installment of the Purchase Price that is not paid when due shall accrue interest from the scheduled payment date at a rate of 4% per annum on the late payment.

Article 3. Term

3.1	This Agreement shall commence on the Entry Date and shall continue until the timely completion of the Work in accordance with the Project Schedule attached hereto in Appendix E, as the same may be revised from time to time by the mutual agreement of the parties to this Agreement, unless earlier terminated by either party in accordance with the provisions hereof (the “Term”).

3.2	In the event the shipment of either Attraction is delayed more than 30 days beyond the scheduled shipment date due to Site delays or other similar events (the “Delay”) through no fault of Seller’s, Buyer shall pay Seller a monthly fee of $25,000 per Attraction for the initial three months’ Delay and $35,000 per Attraction for any Delay exceeding three months, as liquidated damages for the extended duration of the shipment for each month that the shipment extends past the scheduled shipment date. Said liquidated damages shall be prorated for partial months of Delay. The Parties acknowledge that it is not possible at this time to calculate or determine the damages that Seller might incur should a Delay not caused by Seller should occur and therefore agree the payment of liquidated damages is a fair and reasonable measure of damages and shall constitute the sole and exclusive remedy of Seller for its loss.

Article 4. Obligations of Buyer

4.1	Buyer will promptly provide to Seller, to the extent not previously provided by Katmandu, all existing documents and known information in its possession or control that is reasonably necessary to affect the installation of the Attractions, including reasonably accurate details and drawings of the Site layout, a Site survey, structural engineering/analysis and design of Site building, Site facility “as built” information, etc., subject to verification of site conditions by Seller prior to the start of installation of the Attractions.

4.2	Seller will provide Buyer with ride layout information, including equipment anchor bolt templates per Attraction and with facility impact information so Buyer can design and implement foundation, building and other site requirements and specifications. Buyer will be responsible for preparing the Site for the installation of the Attractions, including a timetable for completion of all such requirements (collectively, the “Buyer Site Preparation Requirements,” subject to verification of site conditions by Seller prior to the start of installation of the Attractions).

4.3	The Buyer shall complete in a first-class workmanlike manner all Buyer Site Preparation Requirements in accordance with the mutually agreed schedule and specifications therefor.

4.4	The Buyer shall timely complete all Buyer Site Preparation Requirements as required to be completed prior to installation of the Attractions and shall coordinate on-going Site Preparation Requirements according to mutually agreed schedule. Seller acknowledges and agrees that installation of the Attractions will, in part, take place simultaneous with the on-going construction/modification of the Site buildings and will timely advise Buyer regarding reasonable precautions that are to be taken to protect the Components of the Attractions from damage.

4.5	Buyer shall be responsible for all expenses related to the Buyer Site Preparation Requirements.

4.6	In addition to the Buyer Site Preparation Requirements, Buyer shall, at its cost and expense:

4.6.1	obtain all permits, licenses and other governmental approvals necessary for Seller to timely perform its obligations hereunder at the Site, including all work permits and other governmental approvals required for Seller’s onsite personnel;

4.6.2	notify Seller of regulatory requirements that should be considered by Seller as those factors become known to Buyer;

4.6.3	hire skilled laborers to install the Attractions in a first-class workmanlike manner;

4.6.4	provide appropriate power (including three-phase) to locations required for each specific Attraction, to be identified at completion of Detailed Engineering;

4.6.5	intentionally omitted;

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

4.6.6	provide conduit and wiring to the equipment connection points, as required, to connect the Attraction equipment within the Site facility, to locations identified in the Detailed Engineering;

4.6.7	provide termination of wiring to equipment and to cabinets in identified locations;

4.6.8	intentionally omitted;

4.6.9	provide general house lighting, excluding show lighting;

4.6.10	provide maintenance tools, lifting devices, infrastructure, and scaffolding equipment for installation of the Attractions;

4.6.11	provide emergency evacuation equipment;

4.6.12	provide suitable maintenance area for the Attractions;

4.6.13	provide a clean Site and internally “dust-free” facility at the appropriate stage of installation of the Attractions;

4.6.14	provide conditioned equipment room(s) for A/V, lighting controllers, and equipment per Seller’s specifications;

4.6.15	provide all air conditioning/cooling systems as required to maintain a stable operating environment for the Attraction theater(s), projectors, and PC cluster rack(s);

4.6.16	provide a dedicated high-speed internet connection (fixed 1P) for all remote system diagnostics, testing, and analysis (specifics of speed to be determined after engineering);

4.6.17	provide fire detection and control system within the Site facility; Seller to provide input on special situations where fire detection or control is appropriate based on the nature of the equipment installed or the show scene which is created.

4.6.18	provide CCTV supervision for the Attraction theater(s);

4.6.19	provide warning signage, except for signage on ride vehicles supplied by Seller;

4.6.20	notify Seller of security, health, safety, and environmental requirements for the Site;

4.6.21	supply queue line railings and eye-glass washers, if applicable, for the Attractions;

4.6.22	provide Site office(s) for Seller’s on-site staff during the installation of the Attractions; and

4.6.23	purchase spare parts recommended by Seller for the Attractions based on parts list provided by Seller and as agreed to by Buyer.

4.7	Buyer shall make the Site accessible to Seller to provide supervision of installation of the Attractions; provided that Seller shall coordinate its Work with other vendors, contractors, subcontractors and suppliers working at the Site.

Article 5. Changes and Delays

5.1	Either party may at any time during the progress of the project request additions to, reductions in or other alterations of (all hereinafter referred to as a “Change”) the Scope of Work. Seller shall provide Buyer with any comments to the requested Change, as well as the impact of any proposed Change on the Purchase Price and any modifications to the Agreed Specifications and/or the Project Schedule that would result from such request for a Change within two (2) business days. No Change shall be considered as an addition, reduction or alteration to the Scope of Work, nor shall Seller be required to perform any work pursuant to or in contemplation of a Change, unless made pursuant to a written Change Order executed by both parties. Such Change Order will specify the Change, the addition to the Purchase Price and any modifications to the Agreed Specifications and/or the Project Schedule as a result of such Change. Any changes in the Purchase Price due to a Change Order shall, unless otherwise agreed, be paid to Seller in cash only.

5.2	If the Buyer, for any reason whatsoever, fails to meet any of its material obligations hereunder, including without limitation payment obligations, or a delay in the completion of the Buyer Site Preparation Requirements, the dates for Seller’s performance set forth in the Project Schedule shall be extended accordingly.

Article 6. Inspections of Components

6.1	Buyer shall have the right (but not the obligation) to inspect the Components prior to shipment. Seller shall give Buyer ten (10) calendar days notice of the scheduled date for packing the Components for shipping (“Packing Date”) and shall make the Components available for inspection. Buyer may, but shall not be obligated to, at any time prior to the Packing Date, inspect the Components during reasonable business hours and on reasonable prior notice to Seller. Buyer’s right to inspect under this section shall terminate on the Packing Date and Buyer shall have no right to delay the shipping date for the purposes of inspection or otherwise.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Article 7. Acceptance and Operation

7.1	The Seller will be responsible for supervision of the installation of the Attractions at the Site. Seller shall, with the operational assistance of the Buyer, prepare and test the installed Attractions for operation and formal acceptance by Buyer (“Commissioning”). Seller shall, with the operational assistance of the Buyer, train Buyer personnel in the operation of the Attractions and equipment safety. Seller’s installation supervision shall continue until completion and final acceptance in writing of the Attractions by Buyer for operations.

7.2	Upon completion of the Commissioning, the Seller will issue to the Buyer a Certificate of Final Commissioning for the Attractions (“Certificate of Acceptance”), signed by the Seller, declaring that (a) the Attractions have been provided by the Seller in all material respects in accordance with the Agreed Specifications, as modified pursuant to the terms of this Agreement, except for items listed on the Certificate of Acceptance, which minor defects will be remedied by the Seller within a mutually agreed time period, and (b) the Attractions are qualified for operation by the trained personnel of the Buyer.

7.3	The Buyer shall not operate the Attractions, whether in whole or in part, until the Buyer has duly signed the Certificate of Acceptance, thereby Accepting the Attraction, except for operation under the supervision of Seller’s personnel. If the Buyer operates the Attractions without the assistance and supervision of Seller prior to signing the Certificate of Acceptance, the Buyer will do so at its own risk and, in such event, the Seller shall be deemed to have Accepted the Attraction without reservation and Seller shall not be liable for any liability and/or warranty in connection therewith whatsoever, including any warranties under this Agreement, to the extent resulting from such premature operation.

7.4	The Buyer will ensure that the Attractions will be staffed with a sufficient number of operators at all relevant times and that all operators of the Attractions, including maintenance and service personnel, are suitable and fit for this type of job based upon Seller’s input on Buyer-prepared job descriptions and qualifications and are familiar with the manual and other written materials provided by the Seller and are properly trained and supervised. Seller to provide input on staffing requirements for maintenance personnel.

7.5	Before placing the Attractions into operation, the Buyer will ensure that (a) all safety devices, labels, signs and warnings provided by the Seller are in place, functional and legible, and (b) all labels, signs and warnings required by any applicable governmental law or regulation have been affixed or displayed as required by such laws or regulations. All items provided by Seller per this clause 7.5 shall be in English.

7.6	The Seller will provide the Buyer with operating and maintenance manuals containing the instructions for maintenance and operation of each item of equipment and apparatus provided under this Agreement and any additional information specifically required under the Scope of Work. Seller agrees to provide Buyer with any updates to any such operating and maintenance manuals generally provided by Seller to its customers from time to time at no additional cost to Buyer. All documents provided by Seller per this clause 7.6 shall be in English.

7.7	After the Certificate of Acceptance is signed by Buyer, Buyer shall keep record of maintenance logs for the Attractions and shall provide Seller periodic updates confirming compliance with recommended maintenance schedules during the warranty period.

Article 8. Risk and Ownership

8.1	Seller shall securely pack for overseas shipment. Buyer shall arrange delivery of all Components to the job site. The basis of supply is EXW incoterms. Buyer shall be responsible for arranging for the services of the carrier and shall be responsible for all shipping charges, premiums for freight insurance and other transportation costs incurred to the delivery point. Buyer shall bear all risk of loss occurring during shipping and transportation and shall bear the cost of insuring the Components against all standard risks.

8.2	Ownership and legal title to the Attractions shall pass to the Buyer upon Seller’s receipt of full payment of the Purchase Prices set out in Appendix C.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Article 9. Taxes

9.1	The Seller shall bear any income taxes assessed to Seller by the United States of America and any applicable state therein.

9.2	The Buyer shall bear any custom duties, national, state, provincial or local property, sales, gross income (to the extent assessed against Buyer) or use taxes of any sort including duties and charges incurred in connection with the purchase of the Attractions, importation of the Components, installation and operation of the Attractions or otherwise in connection with this Agreement which are imposed by any taxing authority, including charges (if any) imposed in the Port for storage, security and similar fees.

Article 10. Termination

10.1	If the Buyer fails to make any payment when due as specified in this Agreement, the Seller shall give the Buyer written notice to remedy such breach. If Buyer fails to make full payment within thirty (30) calendar days of receiving such notice, the Buyer shall be in default of this Agreement and the Seller shall have the right to suspend its obligations under this Agreement and/or to terminate this Agreement.

10.2	Seller may terminate this Agreement on ten (10) calendar days notice to Buyer if Buyer has not made the initial payment set forth on Appendix C when required.

10.3	If either party fails to keep, observe or perform any covenant, agreement, term or provision of this Agreement, and such failure continues beyond the later of: (a) thirty (30) days after the non-defaulting party gives the defaulting party written notice specifying in reasonable detail the claimed default; or (b) if such cure is not susceptible of being cured within such thirty (30) day period, such longer period as is reasonably required to cure the breach or default specified in the notice, not to exceed one hundred twenty (120) days, then the non-defaulting party shall have the right to suspend its obligations under this Agreement and/or to terminate this Agreement and exercise any other remedies available under applicable law.

10.4	In the event of termination, except for cause to the extent attributable to Seller, Buyer shall remit all payments to Seller for all costs incurred up to the date of termination.

Article 11. Warranties & Representations

11.1	Seller warrants to Buyer that (a) the Scope of Work will be performed in a first class, workmanlike manner; (b) the Components furnished by Seller will be free from defects in design, material and workmanship and will conform to and perform in accordance with the Scope of Work and Agreed Specifications; (c) that the Seller has the right to manufacture and sell the Attractions for operation by Buyer as intended without violating or infringing upon the intellectual property rights of any person; and (d) all Components furnished by Seller will perform properly for one (1) year from the date that the Certificate of Acceptance is signed by Buyer.

11.2	The warranties set out in Section 11.1 do not apply to defects or damage which are caused by non-conforming: incorrect operations; improper maintenance; incorrect repair by the Buyer; damages caused by passengers (except ordinary wear and tear); or defects due to alterations carried out without the Seller’s written consent.

11.3	Buyer shall give notice to Seller of any claim for breach of the warranties in this Section 11, including the facts relating to such breach and the steps to be taken to cure. Buyer shall provide written notice to Seller regarding any work or materials not meeting Seller’s warranties in Section 11.1. Within a reasonable timeframe after receipt of such notice within the warranty period set out in Section 11.1, and determination the claim qualifies as a breach of warranty, such work or materials will be re-performed, repaired, or replaced as determined by Seller at no cost to Buyer. All labor related costs for removal, shipping and reinstallation of warranted item(s) shall be borne by the Seller.

11.4

During the Warranty periods, Seller shall have two (2) calendar days within which to respond to Buyer’s notice. Within five (5) calendar days of receipt of notice, Seller shall commence or initiate reasonable steps to commence the actions requested by Buyer per Section 11.3 or to provide Buyer with notice that Seller disputes Buyer’s claim. After the Warranty period, Seller shall have seven (7) calendar days within which to respond to Buyer’s notice by providing a proposal with a cost and schedule estimate to complete the actions requested by Buyer per Section 11.3 or to provide Buyer with notice that Seller disputes Buyer’s claim. All such disputes shall be handled in accordance with Section 14. Seller shall not be obligated to complete any proposed repair after the Warranty period unless both parties agree to the proposed cost and schedule estimate in writing.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

11.5	If the Seller fails to timely respond to Buyer’s notice, the Buyer may but shall not be required to undertake necessary repairs at Seller’s expense.

11.6	If any materials or Components furnished by Seller are subject to any manufacturer’s warranties and such warranties are assignable, Seller agrees to assign such warranties to Buyer. Prior to delivery of the Certificate of Acceptance, Seller shall deliver to Buyer copies of all warranties on materials or Components furnished by manufacturers to the Seller and/or its subcontractors. Seller shall bind said copies of the warranties together in a single volume, grouped by trade and properly indexed.

11.7	EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE ATTRACTIONS, ANY COMPONENT OR ANY OTHER ITEM FURNISHED UNDER THIS AGREEMENT AND SELLER DISCLAIMS, AND EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, BUYER WAIVES AND RELEASES ALL RIGHTS AND REMEDIES OF BUYER UNDER, ALL WARRANTIES AND OBLIGATIONS OF SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO THE ATTRACTION, ANY COMPONENT OR ANY OTHER ITEMS DELIVERED BY OR ON BEHALF OF SELLER UNDER THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

11.8	EXCEPT TO THE EXTENT ARISING OUT OF ANY VIOLATION OF SECTION 12, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY EXEMPLARY, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OR ANY LOSS OF REVENUE, PROFIT OR SAVINGS ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE OF, INABILITY TO USE, OR RESULTS OF USE OF ANY COMPONENTS OR THE ATTRACTIONS.

11.9	Seller represents and warrants that it is a limited liability company duly organized and validly existing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted herein.

11.10	Buyer represents and warrants that it is a commercial company organized and existing under the laws of the Dominican Republic and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted herein.

11.11	Buyer represents and warrants that through its entering into this Agreement with Seller, Buyer shall assume and agree to perform all existing and future obligations under the Contract. Buyer also assumes any and all liabilities of, and all claims against, if any, Katmandu has under the Contract as if the Buyer were the original party to the Contract.

11.12	Buyer further represents and warrants that it expressly agrees to indemnify, defend and hold harmless the Seller from and against any and all claims, demands, damages, penalties, liens, attachments, debts, costs, expenses or other liabilities of any character whatsoever, arising out of or resulting from any breach of the Contract by Katmandu prior to the execution of this Agreement.

11.13	Through its entering this Agreement, the Buyer ratifies all previous actions taken by Katmandu under the Contract, with the same force and effect as if the action had been taken by Buyer.

11.14	The Buyer guarantees payment of all liabilities and the performance of all obligations incurred by Katmandu under the Contract that Buyer assumes under this Agreement, as may be amended from time to time, as of the Entry Date.

11.15	The Parties agree that this Agreement, as amended, shall supersede and replace in its entirety the Contract and upon entering this Agreement, the Contract shall be deemed null and void and of no further force or effect whatsoever following as of the Entry Date of this Agreement.

11.16	Seller, on behalf of itself and its affiliates, and all other parties acting on their behalf or claiming under them, (a) irrevocably and unconditionally releases, acquits, exonerates and forever discharges Katmandu from any and all claims, demands, assertions, allegations, causes of action, controversies, proceedings, losses, damages, injuries, reasonable attorneys’ fees, costs, expenses, debts, liabilities, judgments or remedies, in each case of any kind or nature whatsoever (collectively, “Claims”) that any one or more of Seller and its affiliates have or may have against Katmandu related to or arising under the Contract, (b) covenants not to commence or prosecute, or aid in commencing or prosecuting, any Claims against Katmandu, and (c) if any such Claim is brought against Katmandu, will indemnify, defend and hold harmless any such party from and against any such Claim and any such party may plead or assert this release as a complete defense and bar to any such Claim.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

11.17	Seller further represents and warrants that as of the Entry Date: (a) except as stated on Appendix C, all monies due and owing under the Contract by Katmandu have been paid in full, (b) any and all obligations of Katmandu pursuant to the provisions of the Contract have been performed, (c) no event of default exists under the Contract, nor do any state of facts exist that either with the giving of notice or passage of time, or both, would constitute a default, (d) the Contract was in full force and effect until terminated by mutual consent of Katmandu and Seller on the Entry Date.

Article 12. Confidential Information

12.l	“Confidential Information” means non-public information Buyer or Seller designated as being confidential. Such designation of confidentiality shall be in writing or marking for written materials and verbally at the time of disclosure, or in a summary written document following a verbal disclosure, for non-written materials. Confidential Information includes, without limitation, information in tangible or intangible form relating to and/or including the disclosing party’s trade secrets, technology, know-how, marketing or promotional activities, business policies or practices, customers, suppliers, financial and business information, cost and pricing information and information received from others that the disclosing party is obligated to treat as confidential.

12.2	Confidential Information shall not include any information, however designated, that: (i) is or subsequently becomes publicly available without the recipient’s breach of an obligation owed the disclosing party; (ii) is or subsequently becomes known to the recipient from a source other than the disclosing party other than by the breach of an obligation of confidentiality owed to the disclosing party; or (iii) is independently developed by the recipient.

12.3	Each party shall: (i) refrain from disclosing any Confidential Information to third parties; (ii) take reasonable security precautions, at least as great as the precautions taken by the recipient to protect its own confidential information, but no less than reasonable care, to keep confidential the Confidential Information; and (iii) refrain from using, including without limitation disclosing, reproducing, summarizing and/or distributing, Confidential Information except in pursuance of the business relationship between Buyer and Seller, and only as provided hereunder.

12.4	Notwithstanding the obligations herein, the receiving party may disclose Confidential Information of the other party in accordance with a judicial or other governmental order, provided that the recipient either: (i) gives the disclosing party reasonable notice prior to such disclosure to allow that party a reasonable opportunity to seek a protective order or equivalent, or (ii) obtains written assurance from the applicable judicial or governmental entity that it will afford the Confidential Information the highest level of protection afforded under applicable law or regulation.

12.5	Each party may disclose Confidential Information to its affiliates, employees and vendors only on a need-to-know basis and will obtain or have in place written agreements from any such affiliates, employees and vendors sufficient to enable it to enforce all of the provisions of this Agreement.

12.6	Each party shall notify the other party immediately upon discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this Agreement, and will cooperate with the other party in every reasonable way to help it regain possession of the Confidential Information and prevent its further unauthorized use or disclosure.

12.7	The parties shall, at the disclosing party’s request, return all originals, copies, reproductions and summaries of Confidential Information and all other tangible materials and devices provided as Confidential Information, or at the disclosing party’s option, certify destruction of the same.

12.8	Buyer agrees not to reverse engineer, attempt to reverse engineer, decompile, or disassemble any designs, hardware, configurations, computer software programs, or devices of the Attractions during such period of time as Seller continues to offer such necessary parts for the Attractions and makes the same available to Buyer at commercially reasonable rates and prices or for use at any location other than one controlled by SIERRA PARIMA, S.A.S., its related or affiliated entities.

Article 13. Intellectual Property Rights

13.1	Any and all intellectual property owned by the Buyer and the Seller prior to the execution of this Agreement will remain the property of same as if such Agreement did not exist. For the avoidance of doubt, the non-originating party may only use said intellectual property outside of this Agreement with the express written permission of the originating party.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

13.2	Seller grants Buyer a one-time, non-transferrable, royalty-free, perpetual license to implement and operate the Attractions at the Site.

Article 14. Disputes

14.1	The parties shall attempt to settle any dispute, controversy, or claim arising out of or relating to this Agreement by negotiation in good faith. If the parties fail to reach settlement within a period of thirty (30) calendar days, then, upon notice by any party to the other(s), any unresolved dispute, controversy, or claim shall be settled in accordance with the arbitration provisions of this Agreement.

14.2	Any dispute, controversy, or claim arising out of or relating to this Agreement shall be determined by arbitration under the Judicial Arbitration and Mediation Services (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures. The language of the arbitration shall be English and any hearings shall be conducted in Orlando, Florida. The arbitral tribunal shall be comprised of three persons, one to be appointed by each party and the third by the two so appointed. If either party fails to appoint an arbitrator within thirty (30) calendar days after one of the parties has appointed an arbitrator and has notified the other party in writing of the appointment, then the matter shall be decided solely by the arbitrator then appointed. If the amount in controversy is less than $50,000, the parties agree to proceed with a single arbitrator selected in accordance with the rules then in existence. The arbitral tribunal may award legal and other costs as used herein such terms as it considers just. The award of the arbitral tribunal shall be final and binding upon the parties hereto and their respective successors and permitted assigns.

Article 15. Legal Relief

15.1	In the event either party breaches, or threatens to breach any of the provisions of this agreement, the damages to the non-breaching party will be difficult to quantify; therefore, the non-breaching party may apply to a court of competent jurisdiction regularly sitting in Orange County, Florida (the “Court”) for injunctive relief to restrain such breach or threat of breach, without disentitling the non-breaching party from any other relief in either law or equity, which may be sought through arbitration. For clarify, the non-breaching party may apply to the Court for immediate and temporary injunctive relief only. All other claims and the continuation of any injunction are to be settled through arbitration as per Article 14 of this Agreement.

Article 16. Adherence to Laws

16.1	Each party agrees to comply with applicable laws in carrying out its duties and responsibilities under this Agreement.

16.2	Buyer acknowledges it is purchasing Attractions from Seller, a United States based company, for implementation for a project outside of the United States of America. Accordingly, Buyer understands and acknowledges that Seller is not familiar with the laws, rules, and regulations (collectively the “Laws”) that may pertain in the Dominican Republic. Thus, Buyer shall use reasonable efforts to inform Seller of such regulations, codes, laws and statutes applicable to the Components, installation of such, and Attractions at the Site and Seller agrees to comply with the same in its performance of the Work. In the event Seller is required to amend any Component or process in order to comply with local Laws, Buyer shall provide the Seller assistance (including, but not limited to, providing detailed explanation on the relevant legal requirements and specifications, and assisting in communications with Buyer-appointed contractors, if necessary).

16.3	This Agreement may be made in Spanish and English. In the event of a dispute as to the terms of this Agreement the English version shall prevail.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Article 17. Personnel

17.1	In case of illness, accident or death of any of Seller’s personnel while working in the country of the Site, the Buyer shall inform the Seller immediately and the Buyer will assist in taking care of medical treatment, transportation to the hospital, nursing, medication, etc. Except to the extent covered by applicable workers’ compensation insurance, medical insurance, Medicare, Medicaid or other insurance or medical reimbursement plans, Buyer or its insurer(s) will pay or promptly reimburse Seller for the reasonable and necessary costs of medical treatment so required, including the costs of emergency transportation to the hospital selected by the Seller or to the place of residence of the employee. The Buyer will also undertake to assist in the representation of the employee and Seller to governmental authorities in connection with any such illness, accident or death as well as the handling of related matters.

17.2	In case any official permission or permit is required for the personnel of the Seller to perform work related to this Agreement, the Buyer is obliged to notify Seller of work requirements and to assist with all administrative aspects of gaining this permission or permit to ensure the timely performance by the Seller of the activities of its personnel in accordance with the Project Schedule. All the costs payable to any governmental agency for such permission or permits shall be paid by the Buyer.

Article 18. Indemnification

18.1	Subject to the provisions otherwise set forth in this Agreement, Seller shall defend, indemnify and hold harmless the Buyer and its officers, directors, employees, agents, parent, subsidiaries and other affiliates, from and against any and all damages, costs, liability, and expense whatsoever (including attorneys’ fees and related disbursements) incurred by reason of injury to or death of any person or any damage to or loss of property which is due to the negligence and/or willful acts of Seller or its employees or agents or Seller’s breach of any representation, warranty, covenant or agreement in this Agreement.

18.2	Subject to the provisions otherwise set forth in this Agreement, Buyer shall defend, indemnify and hold harmless the Seller and its officers, directors, employees, agents, parent, subsidiaries and other affiliates, from and against any and all damages, costs, liability and expenses whatsoever (including attorneys’ fees and related disbursements) incurred by reason of (a) injury to or death of any person or any damage to or loss of property which is due to negligence and/or willful acts of Buyer or its employees or agents; or (b) Buyer’s breach of any representation, warranty, covenant or agreement in this Agreement, (c) the resale or transfer of the Attraction to any third party. Buyer covenants to irrevocable and unconditionally release and discharge the Seller from and against any or all present or future claims and liability arising out of or in connection with the Attractions to the extent due to non-compliance of laws, rules, and regulations of the Dominican Republic, whether known or unknown, whether present or in the future. Buyer further agrees to indemnify and keep the Seller indemnified against all losses, liabilities, costs howsoever incurred, arising out of or in connection with any non-compliance of the Attractions in respect of the laws, rules, and regulations of the Dominican Republic except to the extent that Seller was timely informed of said requirements and failed to comply therewith.

Article 19. Representatives of the Parties and Notices

19.1	The Represenatives of both for purposes of this Agreement shall be: SELLER REPRESENTATIVE
Name: Cecil D. Magpuri Title: Managing Member Company: Falcon’s Treehouse National, LLC
	Address:	6996 Piazza Grande Avenue Suite 301 Orlando, FL 32835 United States of America
Phone: [***] Fax: [***]

BUYER REPRESENTATIVE

Name: SAMUEL JORGE BELLO LIGHTBOURNE

Company: Sierra Parima, SAS

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Address: Palma Real Shopping
Village, Bávaro, municipal tourist
district Verón-Punta Cana,
Salvaleón de Higüey municipality,

La Altagracia province, Dominican Republic
Phone: [***]

With a required copy to:

A) Name: L. Scott Demerau
Company: Katmandu Group, LLC
Address: 6996 Piazza Grande Avenue, Suite 301
Orlando FL 32835
Phone: [***]

B)	Guzmán Ariza, Law Firm Palma Real Shopping Village

Marianne Olivares, Esq (Molivares@drlawyer.com)

Alfredo Guzmán (Aguzman@drlawyer.com)

Info@drlawyer.com

Phone: [***]

Both parties may change their said Representative by notifying the other party of such change in writing. Notices or consents under this Agreement shall be in writing and delivered personally or, if mailed, shall be sent by certified mail (return receipt requested), by facsimile or by reputable international express carrier service, addressed to the recipient’s address or facsimile number set forth above, or to such other address or facsimile number as may be established by notice to the other party. Notice shall be effective upon actual receipt or five (5) business days after mailing or transmittal.

Article 20. Entire Agreement/Amendments

20.1	This Agreement and the appendices hereto contain the entire agreement among the parties and supersedes any and all prior negotiations, representations, communications, and agreements, whether written or oral, between the parties with regard to the subject matter hereof. Neither party has relied or may rely on any oral or written representations, communications, or agreements that are not contained herein. No alteration, modification, amendment or other change to this Agreement shall be binding on the parties unless in writing and executed by Seller and the Buyer.

Article 21. Assignment

21. 1	This Agreement and the rights and obligations under this Agreement may be assigned by either the Buyer or the Seller to third parties only with the prior written consent of the other party, which consent may be withheld. As a condition to Seller’s consent to Buyer’s resale or transfer of an Attraction, any interest in the Attraction or the facility where the Attraction is installed, to a third party, the Buyer shall obtain written assurances that the transferee will assume the Buyer’s obligations under this Agreement provided that such assumption shall not relieve Buyer of its obligations hereunder.

Article 22. Governing Law

22.1	This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to provisions pertaining to conflicts of law. The parties waive application of the provisions of the 1980 U.N. Convention on Contracts for the International Sale of Goods, as amended. Buyer irrevocably consents and submits to the jurisdiction of the courts of Orange County, Florida, with regard to any claims arising under or in connection with this Agreement. Buyer shall not commence or prosecute any suit, claim, or proceeding against Seller arising under this Agreement, other than in the courts identified in the preceding sentence.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Article 23. Invalidity

23.1	If for any reason any portion of this Agreement shall be held to be invalid or unenforceable for any reason under any applicable law, the remaining portions of the Agreement shall remain in full force and effect and the portion of the Agreement that is invalid or unenforceable shall be construed and deemed amended in the manner that most closely reflects the effect and intent of the original language.

Article 24. Waiver of Breach

24.1	The failure of either party to insist upon or enforce strict performance of any of the provisions of this Agreement or to exercise any rights or remedies under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provisions, rights or remedies in that or any other instance; rather, the same shall be and remain in full force and effect.

Article 25. Background, Enumerations and Headings

25.1	The “Background,” enumerations and headings contained in this Agreement are for convenience of reference only and are not intended to have any substantive significance in interpreting this Agreement.

Article 26.

[THIS SECTION IS INTENTIONALLY LETT BLANK.]

Article 27. Force Majeure

27.1	Neither party shall be responsible for any failure to perform, or delay in performing, any of its obligations under this Agreement, where and to the extent that such a failure or delay results from causes outside the control of such party. Such causes shall include, without limitation, delays caused by the other party, acts of God or of a public enemy, acts of the government in its sovereign capacity, wars, acts of terrorism, civil war, rebellion, revolution, insurrection or military or usurped power, riot, earthquake, fires, tidal wave and/or tsunami, typhoon, hurricane, tempest, floods, epidemics, other natural disasters, epidemics, quarantine restrictions, freight embargoes, strikes, civil commotion, or the like.

Article 28. Survivability

28.1	The Section 12, 13, 14, 15, 18, 22, 23, 24, 25, 26 and 28 shall survive the termination, expiration or cancellation of the Contract.

Article 29. Execution

29.1	This Agreement may be executed by the parties in one or more separate counterparts. All of such counterparts taken together shall be deemed to constitute one and the same instrument shall have the same force and effect as if an original.

IN WITNESS WHEREOF, the parties have:

EXECUTED AND SIGNED this Agreement in four (4) originals, of equal contents and effect, one each for the contracting parties and the remaining one for the Notary Public who shall authenticate the signatures of the parties, in the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021), and effective nunc pro tunc as to September eleventh (11th) of the year two thousand nineteen (2019).

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

/s/ CECIL D. MAGPURI	/s/ SAMUEL JORGE BELLO LIGHTBOURNE
CECIL D. MAGPURI on behalf of	SAMUEL JORGE BELLO LIGHTBOURNE
FALCON’S TREEHOUSE NATIONAL, LLC	on behalf of SIERRA PARMA, S.A.S.

I, FELIX BAUDILIO CORPORAN CHEVALIER, Public Notary of the municipality of Higüey, registered in the Dominican Notaries Association under No. 1764 and in the Dominican Bar Association under No. 8188-431-89, domiciled at 18 Duvergé Street, municipality of Higüey, CERTIFY AND ATTEST, that CECIL D. MAGPURI and SAMUEL JORGE BELLO LIGHTBOURNE appeared before me, whose general qualities are stated herein, and in my presence they signed this document, declaring that they did so freely and voluntarily and that these are the signatures they usually use in all their acts, for which they must be given full faith and credit. In the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th), of the year two thousand twenty-one (2021).

I ATTEST:

/s/ LIC. FÈLIX B. CORPORÀN CHEVALIER
LIC. FÈLIX B. CORPORÀN CHEVALIER
Public notary

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Appendix A: Agreed Specifications

Dark Ride Specifications

Overall Capacity	375 THRC
Dispatch Time	75 seconds
Track Length	Approx. 60m
Vehicles Quantity	4 vehicles
Vehicle Capacity	8 passenger (2 rows of 4)
Vehicle Size
Overall Length	144 in
Overall Width	107 in
Overall Height (max)	96 in
Overall Height (min)	90 in
Vehicle Performance
Propulsion Speed	Variable 0 to 5 ft/s
Yaw Speed	Variable 0 to 108 deg/s (18rpm)
Heave Distance	6 in
Pitch/Roll Angle	+/- 7 deg
Restraint System	8 individual lap bars per vehicle
Control System	RCS Included
On-board Audio	Included 4 speakers+ sub
Off-board Audio	Included 9 power loudspeakers and 6 subwoofers
Projection Areas	3 primary scenes
Projectors	3x DLP laser projectors 4K resolution
Screens	3x 8m by 4.5m curved 3 deg Audio
L,R,C per each screen
3D Glasses	500 active shutter glasses included
Show Control & Playback	Media server cluster, 60fps, 30min playback
A/V control UPS	Rack mounted 6000 VA UPS

Suspended Theater Specification

Overall Capacity	240 THRC
Dispatch Time	6 min
Ride Capacity	24 passenger (2 rows of 12)
Ride Performance
Lift Speed	Variable 0 to 5 ft/s
Lift Distance	Approx. 6m
Pitch/Roll Angle	+/- 7 deg
Restraint System	Individual interlocked seatbelts
Control System	RCS Included

Projection Areas	2 primary scenes
Projectors	DLP laser projectors 4K resolution
Screens
Lower Screen	12m by 4m rectangular screen
Upper Screen	Custom curved screen
Audio	13.2 surround sound system
Show Control & Playback	Media server cluster, 60fps, 30min playback
A/V control UPS	Rack mounted 6000 VA UPS

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Appendix B: Scope of Work

1.	DARK RIDE EQUIPMENT

Seller will supply the following equipment under this Scope of Work. Buyer acknowledges the some of the Dark Ride hardware described below is used but has been refurbished with appropriate upgrades to components where applicable to a “Seller refurbished” condition. All Seller-furnished equipment will be delivered in accordance with the terms and conditions of the Agreement.

1.1	EQUIPMENT

1.1.1	Quantity (4) DRV ride vehicles equipped as follows:

○	Themed with vinyl wrap covering over painted surface
○	Motion System with 3-DOF total movement, including pitch and roll motion base and continuous 360° yaw turntable.
○	Vehicle propulsion.
○	Two-row seating for 8 guests.
○	Hydraulic lap bar restraint for each seat.
○	Ride operational limitations for the seat and restraint system for riders, including minimum height and maximum weight.

1.1.2	Track System:

○	Approximately 197 ft. (60 meters) of ride track
○	Bus bar rails & mounting hardware
○	One (1) maintenance track switches to add and remove vehicles from maintenance. Switch requires embed in concrete floor of attraction.

1.1.3	DRV Wayside Ride Controls System (RCS) comprised of:

○	Ride Power Station (RPS) panels to accommodate an appropriate zoning scheme for the attraction layout(s).
○	(1) RCS control panel per attraction.
○	Operator Control Consoles (OCC) per attraction.
○	All sensors necessary to control vehicles and provide for guest safety to be provided by Seller and installed by Buyer.

2.	DOCUMENTATION DELIVERABLES

All documentation supplied by the Seller shall be written in the English language. Dimensions will be shown in both decimal inches and metric.

3.	CODES AND STANDARDS COMPLIANCE

Seller equipment supplied under this Scope of Work will comply with the following industry codes, standards (as of the date of the Agreement):

●	EN13814

●	ENI 1993 (Eurocode 3)

●	ANSI AWS D1.1/D1.lM:2010 Structural Welding Code - Steel

●	AISC – American Institute of Steel Construction – Steel Construction Manual

●	UL508A – Underwriters Laboratory

●	Where no applicable code exists, generally accepted industry practice shall be used

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

4.	TESTING

4.1	FACILITY ACCEPTANCE TESTING

Prior to shipment, the Seller will perform a Facility Acceptance Test (FAT) to verify that the ride vehicles meet the Seller-defined performance requirements. Seller will complete Factory Acceptance Testing (FAT) plan in accordance with its standard policies and procedures and will apprise Buyer of time and location of tests and test results and provide full access to the FAT. Upon satisfying the conditions of the FAT, the vehicles will be operational and ready to install and integrate into the attraction facilities.

5.	SHIPPING AND HANDLING

All equipment furnished under this Scope of Work will be provided according to Incoterms definitions in accordance with the terms and conditions of the Agreement.

6.	INSTALLATION

6.1	Seller Installation Activities

6.1.1	Survey Review

In accordance with the requirements in Section 6.2.1, below, Seller shall review the survey results and provide feedback to the Buyer.

6.1.2	Installation of Pinch-Rail Track and Track Switches

With the facility deemed “ready” by Seller for installation of the pinch-rail track and track switches, Buyer shall commence the installation. During the Buyer installation activities the Seller will act as the system technical expert and supply technical supervision on the installation tasks. It is the Seller’s obligation to assure all installations are in accordance with industry standards, local regulations, ride requirements, code, etc., subject to Buyer’s obligations in Article 16.2.

6.1.3	Installation of the Ride Control System

During the Buyer installation, activities the Seller will act as the system technical expert and supply technical supervision on the installation tasks. The Seller has the final approval that these efforts are complete and correct and that the next scheduled activities can commence.

The first phase is the positioning and mounting of the electrical enclosures throughout the attraction. This activity can occur while there are other types of work being performed at the attraction facility that creates a “dirty” (unclean or dust-filled) environment.

The second phase, termed the integration phase, connects/terminates and tests all cabling intenally to the electrical enclosures. This activity can NOT commence until the facility is deemed “dust-free” by Seller (see 6.2.7 below). The Buyer shall be responsible for pulling, connecting, and terminating all electrical wiring and cabling for the RCS under technical supervision of Seller.

6.1.4	Vehicle Integration and Testing

Seller will integrate the ride vehicles into the overall ride system upon completion of the installation of the facility-based equipment (RCS and pinch-rail track) and upon achieving a“dust-free” environment (see below). During this phase of work and throughout the ride system commissioning phase, Seller requires access as noted below.

During this phase Buyer shall ensure that the Buyer’s ride operations team and maintenance personnel are available for preliminary training and familiarization with the ride system.

6.1.5	Ride System Commissioning

Seller will commission the ride system after the completion of the vehicle integration and testing. This phase will include completion of installation site acceptance testing (SAT) for the complete ride system to deem it functional and meet applicable industry safety standards for public use. Seller will develop an SAT plan in accordance with its standard policies and procedures and present it to the Buyer for approval. Upon satisfactory completion of SAT, in the opinion of the Seller, the Seller will issue a certificate stating that the ride system is ready for general public use (Ride Certificate). The ride system is not considered ready for general public use and no persons, including the general public, Buyer or other third parties, will be allowed to ride the vehicles without the expressed written permission of the Seller or until the Ride Certificate is issued.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

6.1.6	Ride System Creative Programming Support

Seller will provide support to program the ride system to suit its creative intent for a maximum of two (2) weeks support.

6.1.7	Ride System Training

Seller will begin training the remainder of the Buyer’s operation and maintenance staff; this effort shall not exceed one (1) week.

6.2	Buyer Installation Responsibilities

6.2.1	Facility Survey

Buyer shall arrange and obtain survey services to record and confirm facility conditions related to installation of the ride system. This shall occur in a timely manner to allow for efficient scheduling and installation of the Attraction. The resulting survey data shall be made available to Seller for review. Survey activities including, but not limited to:

a)	Location of installation hardware for track switches prior to concrete pour
b)	Condition of the concrete pour for flatness, levelness, finish and concrete strength
c)	Facility concrete markings to locate the pinch-rail track and remaining track switch hardware
d)	Facility locations for the RCS and related hardware.

6.2.2	Off-loading

Buyer shall arrange for off-loading the equipment from the common carrier to the project Site and within the final location in the attraction.

6.2.3	Heavy Lifting equipment

All heavy lifting equipment and certified operators needed to move the equipment from the receiving area at the project Site to the ride attraction facilities or within the ride attraction facilities will be provided by the Buyer.

6.2.4	Secured Lay-Down Area

The Buyer shall maintain a lay-down area/staging location for the Seller ride system equipment that is secure and safe from theft or vandalism. This secured area will be readily accessible to Seller. Buyer shall grant Seller with sufficient space in the lay-down area/staging location to access Seller’s shipping containers.

6.2.5	Ride Attraction Site Security and Access

The Buyer shall maintain a site for the attraction that is secure and safe from theft or vandalism. During the installation of the ride system, Buyer shall ensure Seller readily available access to the attraction facilities. Furthermore, during the SAT and ride testing, Buyer shall ensure Seller seven (7) days per week access period, and at least a minimum of sixteen continuous hours per day of exclusive, secured access to the attraction’s ride path areas.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

6.2.6	Facility Installed Electrical Cable

The Buyer shall supply, install, and terminate the interconnecting electrical cable/wiring in the facility’s conduit up to the Seller electrical enclosures prior to the RCS integration phase. Internal termination to the Seller-supplied electrical enclosures will be completed by Buyer under technical supervision of the Seller.

6.2.7	“Dust-Free”

The Buyer shall meet the “dust-free” scheduled date. Dust Free shall be defined as the state of the facility where all dust producing activities have been completed to include, but not limited to: Concrete cutting/drilling and drywall, drywall surface prep, spray painting. In addition, heating, ventilation and air conditioning systems shall be fully operational with filters installed.

6.2.8	Permitting

The Buyer shall secure all required permits, licenses, or any other governmental or other work requirements in a timely manner.

6.2.9	Safety Requirements and Compliance

Buyer shall be responsible to meet all local and governmental health and safety requirements for the installation services performed by Buyer under the advice of Seller. The Seller maintains the right to stop all work based on its determination that the installation process does not meet Seller Health, Safety, and Environmental requirements for its personnel and/or based on its determination the process is unsafe for those personnel involved.

7.	Miscellaneous Requirements

7.1	Facility Requirements

7.1.1	Ride Path Concrete

The pinch rail (track) is designed to anchor directly to a flat, industrial-grade, steel-reinforced concrete slab. The ride system is designed to work on the facility slab without specialized ’super-flat’ requirements.

●	The specifications for the concrete slab in the area of the ride path are as follows:
●	Flatness per ASTM El 155: Ff= 50 (l/8 inch over 10 ft) [3 mm over 3 m]
●	Levelness per ASTM El 155: Fl= 25 (1/4 inch over 10 ft) [6 mm over 3 m]
●	Smoothness: 64 - 125 micro-inches [1.6 - 3.2 micro-meters] (achieved by troweling, not grinding)
●	Strength: 4,000 psi minimum [27.6 MPa]

7.1.2	Environmental

The following temperature and humidity targets are required for the attraction facility.

Temperature, Minimum: 60oF [16oC]
Temperature, Normal: 70oF [21oC]
Temperature, Maximum: 85oF [29oC]
Relative Humidity, Normal: 50%
Relative :Humidity, Maximum: 65%

8.	Application of Ride System Hardware

o	Vehicles/Ride System

■	Seller will provide the ride vehicles in refurbished condition (as defined in Section 1.1 of the Agreement to which this exhibit is appended), including:

●	Test, check, and repair or replace any components or system,as necessary according to OEM specified annual maintenance procedures and provide vehicles in a “Seller refurbished” condition.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

●	Provide vehicles in an appropriate cosmetic condition for the intended use.

■	Seller will provide a ride vehicle cabin that will:

●	Be capable of conveying 8 passengers through the attraction.

●	Meet the show intent for theming related to the overall show design.

●	Have integrated on-board audio system

■	Seller will supply design data for the ride system including:

●	General mechanical and electrical requirements.

●	Needs, approximate size, location, and access required for all maintenance, mechanical, electrical and control equipment including equipment required for conveyance systems, loading/unloading areas, and operator stations.

●	Station design including special features related to loading/unloading areas, special egress requirements and/or access conditions.

●	General ride operating procedures including operator control locations, loading/unloading procedure, emergency egress, and maintenance access requirements.

●	Ride operational limitations for the seat and restraint system for riders, including minimum height and maximum weight.

●	Restraint system and section describing safe dimensions for passenger’s reach (i.e. ride safety or clearance envelope).

●	Operation and Maintenance Manuals.

●	Recommended Spares, Limited Life Components and Consumables List.

●	Seller will supply OEM part numbers and cut sheets. All spares may be purchased directly by Buyer.

●	Seller will supply one vehicle lifting beam (spreader bar) for the Attraction.

o	Track System

■	Seller will design and provide application-specific track layout(s) that will:

●	Adhere to the Buyer-approved ride path layout of the attraction(s).

■	Seller will supply design data for the track system including:

●	General mechanical and electrical requirements.

●	Facility interface data, including mechanical attachment and electrical connection information.

●	Track switch interface data, including mechanical attachment and electrical connection information.

●	Compressed air requirements and consumption information.

●	Recommended Spares, Limited Life Components and Consumables List.

●	OEM part numbers and cut sheets. All spares may be purchased directly by Buyer.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

o	Ride Control System

■	Seller will provide application specific ride control system that will:

●	Provide permissive control for all Seller-furnished vehicles in the attraction.

●	Support the Buyer-approved ride path layout of the attraction.

●	Provide output communication to the Lighting Control System (supplied by others) as required to deliver the attraction.

■	Seller will supply design data for the ride control system including:

●	General mechanical and electrical requirements.

●	Station operator console interface, including size, mounting, and electrical connections.

●	Station and ride zone control interface, including size, mounting, and electrical connections.

●	General Ride operating procedures including operator control locations, loading/unloading procedure, emergency egress, and maintenance access requirements.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

●	Recommended Spares, Limited Life Components and Consumables List.
●	Seller will supply OEM part numbers and cut sheets. All spares may be purchased directly by Buyer.

o	A/VSystem

Seller will provide and supervise the installation of Audio/Visual equipment including projectors, screens, audio equipment and show control equipment as identified within Appendix A: Agreed Specifications

9. Facility Responsibility Matrix

The Matrix shown in Table 1 summarizes task responsibilities during the installation process.

Table 1. Dark Ride Facility Responsibility Matrix

Description of Interface	Specify	Engineer	Provide and/or Manufacture	Deliver (to Site)	Install	Install Supervision	Provide Conduit/ Cable/ Wiring	Install Conduit/ Cable/ Wiring	Cutout conduit Holes	Terminate Conduit	Terminate Wires	Flush Piping	Terminate Piping	Test and Commission	Program
Structural
Pits,footings,foundations, floor flatness requirements	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ride track floor concrete strength requirements	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templates for attachment hardware for Track Switches	Seller	Seller	Seller	Seller	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shins, anchor system, hardware for Track and Track Switches	Seller	Seller	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Grout for Track and Track Switches	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mechanical
Track	Seller	Seller	Seller	Buyer	Buyer	Seller	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bus Bar	Seller	Seller	Seller	Buyer	Buyer	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Seller	N/A
Track Switch	Seller	Seller	Seller	Buyer	Buyer	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Seller	Seller
Shotgun Gates	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer
Element HVAC Requirements	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A
Water, pneumatic, hydraulic, and plumbing gas stub-ups with ball valves	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A
Electrical
Power Feed/ Cables/Conduit/UPS- Note #1	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Buyer	N/A
Power Disconnect- Note #1	Seller	Buyer	Buyer	N/A	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Buyer	N/A
Control Cables/ Wires-Note #1	Seller	Seller	Buyer	Buyer	Buyer	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Seller	N/A
Control Panels	Seller	Seller	Seller	Buyer	Buyer	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Seller	Seller
Sensors – Note #1	Seller	Seller	Seller	Buyer	Buyer	Seller	Buyer	Buyer	N/A	Buyer	Buyer	N/A	N/A	Seller	Seller

Note #1 - Outside of Seller provided enclosure

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Table 2: Dark Ride Division of Work

Dark Ride - DRV8 w/ 3D Media
Item/Component	Ride Vendor (Falcon’s)	Owner (Katmandu)
Ride system	X
Track	X
Manual Track Switch (maintence spur)	X
Lap Bars	X
Projection Screens (3)	X
Projection Screen Support Frames (3)	X
Laser Projectors (main ride)	X
Speakers (main ride)	X
Preshow Monitor (85”)		X
Preshow Speakers		X
Projector Mounts	X
Speaker Mounts	X
Playback Hardware	X
3D Glasses (500)	X
3D Glasses Washer		X
Audio amplifiers	X
Control System	X
Operator Control Console	X
Equipment Rack	X
Load Station Gates		X
Queue Railings		X
Interior Partitions		X
Flooring Finishes		X
Wall Finishes (Front of House)		X
Back of House Finishes		X
Acoustic Treatments		X
Lighting Hardware		X
Dimmer Panel		X
Lighting Controller		X
UPS System for A/V Playback Components	X
UPS System for Show Control Components	X
UPS System for Ride Control Components	X
Emergency Power		X
E-Stop Panels	X
Access ladders/stairs/catwalks		X
Gantry Lift for Vehicle		X
Facility Doors		X
Security Systems		X
Door locks/hardware		X
House Phones		X
CC TV System		X
Anchor Bolts		X
Anchor Bolt Templates	X
Conduit & stub ups		X
Interior set scenic		X
Foundations & Raised Flooring		X
HVAC System		X
Electrical & Data Cabling		X
Operational Signage		X
Media Content		X
Permitting		X
Work visas		X
Spare parts		X
Local installation labor		X
Installation Management/Supervision	X
Big tools (ie, lifts)		X

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

1.	SUSPENDED THEATER® EQUIPMENT

Seller will supply the following equipment under this Scope of Work. All Seller furnished equipment will be delivered in accordance with the terms and conditions of the Agreement.

1.1	EQUIPMENT

1.1.1	Quantity (1) Motion Base equipped as follows:

○	Motion System with 2-DOF total movement, including seat-row pitch and elevational rotation from a first scene position to a second scene position.

○	Vehicle propulsion.

○	Two-row seating for 8 guests.

○	Monitored lap belt restraint for each seat.

1.1.2	Ride Controls System (RCS) comprised of:

○	(1) RCS control panel.

○	Operator Control Consoles (OCC).

○	Station sensors as needed.

2.	DOCUMENTATION DELIVERABLES

All documentation supplied by the Seller shall be written in the English language. Dimensions will be shown in both decimal inches and metric.

3.	CODES AND STANDARDS COMPLIANCE

Seller equipment supplied under this Scope of Work will comply with the following industry codes, standards (as of the date of the Agreement):

●	EN13814

●	EN1993 (Eurocode 3)

●	ANSI AWS Dl.l/Dl.lM:2010 Structural Welding Code - Steel

●	AISC – American Institute of Steel Construction - Steel Construction Manual

●	UL508A – Underwriters Laboratory

●	Where no applicable code exists, generally accepted industry practice shall be used

4.	TESTING

4.1	FACILITY ACCEPTANCE TESTING

Prior to shipment, the Seller will perform a Facility Acceptance Test (FAT) to verify that the Motion Base meets the Seller defined performance requirements. Seller will complete Factory Acceptance Testing (FAT) plan in accordance with its standard policies and procedures and will apprise Buyer of time and location of tests and test results and provide full access to the FAT. Upon satisfying the conditions of the FAT, the Motion Base will be operational and ready to install and integrate into the attraction facilities.

5.	SHIPPING AND HANDLING

All equipment furnished under this Scope of Work will be provided according to Incoterms definitions in accordance with the terms and conditions of the Agreement.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

6.	INSTALLATION

6.1	Seller Installation Activities

6.1.1	Survey Review

In accordance with the requirements in Section 6.2.1, below, Seller shall review the survey results and provide feedback to the Buyer and indicate acceptance of facility.

6.1.2	Installation of Motion Base

With the facility deemed “ready” by Seller for installation of the Motion Base, Buyer shall commence the installation. During the Buyer installation activities, the Seller will act as the system technical expert and supply technical supervision on the installation tasks.

6.1.3	Installation of the Ride Control System

During the Buyer installation, activities the Seller will act as the system technical expert and supply technical supervision on the installation tasks. The Seller has the final approval that these efforts are complete and the next scheduled activities can commence.

The first phase is the positioning and mounting of the electrical enclosures throughout the attraction. This activity can occur while there are other types of work being performed at the attraction facility that creates a “dirty” (unclean or dust-filled) environment.

The second phase, termed the integration phase, connects/terminates and tests all cabling internally to the electrical enclosures. This activity can NOT commence until the facility is deemed “dust-free” by Seller (see 6.2.7, below). The Buyer shall be responsible for pulling, connecting, and terminating all electrical wiring and cabling for the RCS under technical supervision of Seller.

6.1.4	Motion Base Integration and Testing

Seller will integrate the Motion Base into the overall ride system upon completion of the installation of the facility-based equipment (RCS and OCCs) and upon achieving a “dust-free” environment (see below). During this phase of work and throughout the ride system commissioning phase, Seller requires access as noted below.

During this phase Buyer shall ensure that the Buyer’s ride operations team and maintenance personnel are available for preliminary training and familiarization with the ride system.

6.1.5	Ride System Commissioning

Seller will commission the ride system after the completion of the Motion Base integration and testing. This phase will include completion of installation site acceptance testing (SAT) for the complete ride system to deem it functional and for public use. Seller will develop an SAT plan in accordance with its standard policies and procedures and present it to the Buyer for approval. Upon satisfactory completion of SAT, in the opinion of the Seller, the Seller will issue a certificate stating that the ride system is ready for general public use (Ride Certificate). The ride system is not considered ready for general public use and no persons, including the general public, Buyer or other third parties, will be allowed to ride the Motion Base without the expressed written permission of the Seller or until the Ride Certificate is issued.

6.1.6	Ride System Creative Programming Support

Seller will provide support to program the ride system to suit its creative intent for a maximum of two (2) weeks support.

6.1.7	Ride System Training

Seller will begin training the remainder of the Buyer’s operation and maintenance staff; this effort shall not exceed one (1) week.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

6.2	Buyer Installation Responsibilities

6.2.1	Facility Survey

Buyer shall arrange and obtain survey services to record and confirm facility conditions related to installation of the ride system. This shall occur in a timely fashion to allow for efficient scheduling and installation of the Attraction. The resulting survey data shall be made available to Seller for review and acceptance by Seller. Survey activities include, but are not limited to:

a)	Location of installation hardware prior to concrete pour

b)	Condition of the concrete pour for flatness, levelness, finish and concrete strength

c)	Facility locations for the RCS and related hardware

6.2.2	Off-loading

Buyer shall arrange for off-loading the equipment from the common carrier to the Project site and within the final location in the attraction.

6.2.3	Heavy Lifting equipment

All heavy lifting equipment and certified operators needed to move the equipment from the receiving area at the Project site to the ride attraction facilities or within the ride attraction facilities will be provided by the Buyer.

6.2.4	Secured Lay-Down Area

The Buyer shall maintain a lay-down area/staging location for the Seller ride system equipment that is secure and safe from theft or vandalism. This secured area will be readily accessible to Seller. Buyer shall grant Seller with sufficient space in the lay-down area/staging location to access Seller’s shipping containers.

6.2.5	Ride Attraction Site Security and Access

The Buyer shall undertake reasonable efforts to maintain a site for the attraction that is secure and safe from theft or vandalism. During the installation of the ride system, Buyer shall ensure Seller readily available access to the attraction facilities. Furthermore, during the SAT and ride testing, Buyer shall ensure Seller seven (7) days per week access period, and at least a minimwn of sixteen continuous hours per day of exclusive, secured access to the attraction’s motion path areas.

6.2.6	Facility Installed Electrical Cable

The Buyer shall supply, install, and terminate the interconnecting electrical cable/wiring in the facility's conduit up to the Seller electrical enclosures prior to the RCS integration phase. Internal termination to the Seller supplied electrical enclosures will be completed by Buyer under technical supervision of the Seller. The Seller maintains the right to stop all work based on its determination that the installation process does not meet Seller Health, Safety, and Environmental requirements for its personnel and/or based on its determination the process is unsafe for those personnel involved.

6.2.7	“Dust-Free”

The Buyer shall meet the “dust-free” scheduled date. Dust Free shall be defined as the state of the facility where all dust producing activities have been completed to include, but not limited to: Concrete cutting/drilling and drywall, drywall surface prep, spray painting. In addition, heating, ventilation and air conditioning systems shall be fully operational with filters installed.

6.2.8	Permitting

The Buyer shall secure all required permits, licenses, or any other governmental or other work requirements in a timely manner.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

6.2.9	Safety Requirements and Compliance

Buyer shall be responsible to meet all local and governmental health and safety requirements for the installation services performed by Buyer under the advice of Seller. The Seller maintains the right to stop all work based on its determination that the installation process does not meet Seller Health, Safety, and Environmental requirements for its personnel and/or based on its determination the process is unsafe for those personnel involved.

7.	Miscellaneous Requirements

7.1	Facility Requirements

7.1.1	Motion Base Mounting Concrete

The Motion Base is designed to anchor directly to a flat, industrial-grade, steel-reinforced concrete slab. The ride system is designed to work on the facility slab without specialized ‘super-flat’ requirements. Concrete specifications will be provided by the Seller prior to completion of Detailed Engineering.

7.1.2	Environmental

The following temperature and humidity targets are recommended for the attraction facility.

Temperature, Minimum: 60oF [16oC]

Temperature, Normal: 70oF [21oC]

Temperature, Maximum: 85oF [29oC]

Relative Humidity, Normal: 50%

Relative Humidity, Maximum: 65%

8.	Application of Ride System Hardware

8.1	Motion Base/Ride System

8.1.1	Seller will provide a motion base that will:

8.1.1.1	Be capable of accommodating 24 passengers to experience the attraction at each show cycle

8.1.1.2	Meet the show intent for theming related to the overall show design.

8.1.1.3	Have an integrated lap belt restraint system

8.1.2	Seller will supply design data for the ride system including:

8.1.2.1	General mechanical and electrical requirements.

8.1.2.2	Needs, size, location, and access required for all maintenance, mechanical, electrical and control equipment including equipment required for loading/unloading areas and operator stations.

8.1.2.3	Station design including special features related to loading/unloading areas, special egress requirements and/or access conditions.

8.1.2.4	Ride operating procedures including operator control locations, loading/unloading procedure, emergency egress, and maintenance access requirements.

8.1.2.5	Ride operational limitations for the seat and restraint system for riders, including minimum height and maximum weight.

8. l.2.6	Restraint system and section describing safe dimensions for passenger’s reach (i.e. ride safety or clearance envelope).

8.1.2.7	Operation and Maintenance Manuals.

8.1.2.8	Recommended Spares, Limited Life Components and Consumables List.

8.1.2.9	Seller will supply OEM part numbers and cut sheets. All spares may be purchased directly by Buyer.

8.2	Ride Control System

8.2.1	Seller will provide an application specific ride control system that will:

8.2.1.1	Provide permissive control for the Seller furnished motion base.

8.2.1.2	Support the Buyer-approved program movement path of the attraction.

8.2.1.3	Provide output communication to the Lighting Control System (supplied by others) as required to deliver the attraction.

8.2.1.4	Provide input/output communication with Seller-provided Show Control System (SCS)

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

8.2.2	Seller will supply design data for the ride control system including:

8.2.2.1	General mechanical and electrical requirements.

8.2.2.2	Station operator console interface, including size, mounting, and electrical connections.

8.2.2.3	Station control interface, including size, mounting, and electrical connections.

8.2.2.4	Ride operating procedures including operator control locations, loading/unloading procedure, emergency egress, and maintenance access requirements.

8.2.2.5	Recommended Spares, Limited Life Components and Consumables List.

8.2.2.6	Seller will supply OEM part numbers and cut sheets. All spares may be purchased directly by Buyer.

8.3	A/V System

8.3.1	Seller will provide AudioNisual equipment including projectors, screens, audio equipment and show control equipment as identified within Appendix A: Agreed Specifications

9.	Facility Responsibility Matrix

The Matrix shown in Table 1 summarizes task responsibilities during the installation process.

Table 1. Suspended Theater® Facility Responsibility Matrix

Description of Interface	Specify	Engineer	Provide and/or Manufacture	Deliver (to Site)	Install	Install Supervision	Provide Conduit/ Cable/ Wiring	Install Conduit/ Cable/ Wiring	Cutout Conduit Holes	Terminate Conduit	Terminate Wires	Flush Piping	Terminate Piping	Test and Commission	Program
Structural
Pits, footings, foundations, floor flatness requirements	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Motion Base mount floor concrete strength requirements	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templates for attachment hardware for Motion Base mounts	Seller	Seller	Seller	Seller	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shims, anchor system, hardware for Motion Base Mounting	Seller	Seller	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Grout for Motion Base mounts	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mechanical
Motion Base	Seller	Seller	Seller	Buyer	Buyer	Seller	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shotgun Gates	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer
Element HVAC Requirements	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A
Water, pneumatic, hydraulic, and plumbing gas stub-ups with ball valves	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A
Electrical
Power Feed/Cables/ Conduit/UPS-Note #1	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Buyer	N/A
Power Disconnect- Note #1	Seller	Buyer	Buyer	N/A	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Buyer	N/A
Control Cables/ Wires-Note #1	Seller	Seller	Buyer	Buyer	Buyer	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Seller	N/A
Control Panels	Seller	Seller	Seller	Buyer	Buyer	Seller	Buyer	Buyer	Buyer	Buyer	Buyer	N/A	N/A	Seller	Seller
Sensors - Note #1	Seller	Seller	Seller	Buyer	Buyer	Seller	Buyer	Buyer	N/A	Buyer	Buyer	N/A	N/A	Seller	Seller

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Table 2: Suspended Theater® Division of Work

Suspended Theater - 24 Seat 2D Media
Item/Component	Ride Vendor (Falcon’s)	Owner (Katmandu)
Ride system	X
Seats (24)	X
Monitored Seatbelts	X
Primary Projection Screen (Curved)	X
Primary Projection Screen Support Frame	X
Lower Projection Screen	X
Lower Projection Screen Support Frame	X
Laser Projectors (main theater)	X
Auto Alignment System	X
Speakers (main theater)	X
Preshow Monitor (85”)		X
Preshow Speakers		X
Projector Mounts	X
Speaker Mounts	X
Playback Hardware	X
Audio amplifiers	X
Control System	X
Operator Control Console	X
Equipment Rack	X
Queue Railings		X
Interior Partitions		X
Flooring Finishes		X
Wall Finishes (Front of House)		X
Back of House Finishes		X
Acoustic Treatments		X
Lighting Hardware		X
Dimmer Panel		X
Lighting Controller		X
UPS System for A/V Playback Components	X
UPS System for Show Control Components	X
UPS System for Ride Control Components	X
Emergency Power		X
E-Stop Panels	X
Access ladders/stairs/catwalks		X
Facility Doors		X
Security Systems		X
Door locks/hardware		X
House Phones		X
CCTV System		X
Anchor Bolts		X
Anchor Bolt Templates	X
Conduit & stub ups		X
Interior set scenic		X
Foundations & Raised Flooring		X
HVAC System		X
Electrical & Data Cabling		X
Operational Signage		X
Thematic Signage		X
Media Content		X
Permitting		X
Work visas		X
Spare parts		X
Local installation labor		X
Installation Management/Supervision	X
Big tools (ie, lifts)		X

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Appendix C: Purchase Price

Seller’s fees are calculated lump sum based on the Work under this Attraction Hardware Sales Agreement. The total fee for the Work described in this Agreement, as may be modified by Sections 3.2, 3.3, Article 5, Article 26, and other applicable terms of this Agreement, is as follows:

Attraction	Unit #1 Agreed Value (USD)		Discount (USD)		Unit #1 Purchase Price (USD)
Dark Ride Attraction	$	[***]	$	[***]	$	[***]
Suspended Theater® Attraction	$	[***]	$	[***]	$	[***]
Total Purchase Price	$	[***]	$	[***]	$	[***]

Payment Terms1

Dark Ride Attraction	Fee in USD			% of Total
Advance payment (within 30 calendar days after execution of this Agreement, but not later than October 1, 2019)	$	[***]	[2]	[***]	%
Upon completion of Detailed Engineering	$	[***]	[3]	[***]	%
Buyer’s receipt of hardware Ready for Shipment Notice	$	[***]		[***]	%
Less: Discount	$	[***]
Net Discounted Payment	$	[***]
Arrival of goods in the Dominican Republic	$	[***]		[***]	%
Less: Discount	$	[***]
Net Discounted Payment	$	[***]
Completion of the Work under this Agreement	$	[***]		[***]	%
Less: Discount	$	[***]
Net Discounted Payment	$	[***]
Total Dark Ride Attraction Purchase Price	$	[***]		100%

Suspended Theater® Attraction	Fee in USD			% of Total
Advance payment (within 10 calendar days after execution of this Agreement)	$	[***]	[4]	[***]	%
Upon completion of Detailed Engineering	$	[***]	[5]	[***]	%
Buyer’s receipt of hardware Ready for Shipment Notice	$	[***]		[***]	%
Less: Discount	$	[***]
Net Discounted Payment	$	[***]
Arrival of goods in the Dominican Republic	$	[***]		[***]	%
Less: Discount	$	[***]
Net Discounted Payment	$	[***]

[1]	As of September 7, 2021 when the drafting of this Agreement was finalized, the payments in italics were outstanding as future obligations being assumed by the Buyer upon full execution·of this Agreement.
[2]	This amount was previously paid by Buyer under the Contract, received by Seller via two payments - $[***] on 21 October 2019 and $[***] on 22 October 2019. Accordingly, Seller agrees this obligation has been satisfied.
[3]	This amount was previously paid by Buyer under the Contract, received by Seller on 9 October 2020. Accordingly, Seller agrees this obligation has been satisfied.
[4]	This amount was previously paid by Buyer under the Contract, received by Seller on 21 August 2019. Accordingly, Seller agrees this obligation has been satisfied.
[5]	The amount of $[***] was previously paid by Buyer under the Contract, received by Seller on 6 July 2020. The remaining balance of [***] was previously paid by Buyer under the Contract, received by Seller on 9 October 2020. Accordingly, Seller agrees this obligation has been satisfied.

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Completion of the Work under this Agreement	$	[***]	[***]%
Less: Discount	$	[***]
Net Discounted Payment	$	[***]
Total Suspended Theater® Purchase Price	$	[***]	100%

Payment will be due ten (10) business days from the date of invoice. Invoices shall not be issued more frequently than once per month absent the prior written consent of Buyer. All fees are payable in US Dollars by direct transfer into our company bank account. We request that all payments by bank transfer are confirmed to our office by email or fax notice on the day of transfer. If payment is not received by Seller by the due date of the invoice, Seller shall have the option to stop work until such a time as Seller receives payment for such Work rendered to date. Upon receipt of the said payments the project schedule shall be adjusted for any delays in payment (1 day longer for Seller to meet the next milestone delivery for each day the payment is delayed.)

Seller’s Bank Account Details:

Buyer shall transfer all payments to the Seller’s designated account. The Seller’s appointed Bank and account details are as follows:

Bank Name:	[***]
Bank Address:	[***]
[***]
Account Number:	[***]
ACH Routing Number:	[***]
Wire Routing Number:	[***]
SWIFT Code:	[***]

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Appendix D: Certificate of Acceptance

[Omitted.]

Appendix E: Project Schedule

Dark Ride Schedule

Seller agrees to a four (4) month grace period for shipping the Dark Ride Attraction to allow for alignment with shipping of the Suspended Theater® Attraction. Delays beyond such grace period will be subject to Clause 3.2.

Task /Milestone	Duration
Payment – Deposit	n/a
Detailed Engineering	3 months
Payment – Completion of Detailed Engineering	n/a
Manufacturing & Shop Drawings	1.5 months
Manufacturing	1.5 months
Pre-Commissioning / Factory Acceptance Testing (FAT)	1 month
Payment – Ready to ship	n/a
Packing and Transport	1 month
Payment – Arrival of goods	n/a
Installation	2 months
Commissioning / Site Acceptance Testing (SAT)	1 month
Programming	1 month
Payment – Completion	n/a
Total Duration until handover	12 months

Suspended Theater® Schedule

Task /Milestone	Duration
Payment – Deposit	n/a
Detailed Engineering	3 months
Payment – Completion of Detailed Engineering	n/a
Manufacturing & Shop Drawings	3 months
Manufacturing	3 months
Pre-Commissioning / Factory Acceptance Testing (FAT)	1 month
Payment – Ready to ship	n/a
Packing and Transport	1 month
Payment – Arrival of goods	n/a
Installation	2 months
Commissioning / Site Acceptance Testing (SAT)	1 month
Programming	1 month
Payment – Completion	n/a
Total Duration until handover	15 months

Falcon’s Treehouse National, LLC	Sierra Parima, S.A.S.
Seller	Buyer

Project Title

Katmandu Park in

Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated September 11, 2019 for

Dark Ride Attraction and Suspended Theater®

Between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National LLC

Addendum No. 1

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 1	Falcon’s Treehouse National, LLC
The Buyer		The Seller

THIS ADDENDUM No. 1 to the original Attraction Hardware Sales Agreement (“Agreement”) for a Dark Ride attraction and Suspended Theater® attraction (the“Attractions”) is made for incorporation of particular conditions described below to such Agreement for the above development signed by the same Parties effective as of September 11, 2019 and now enter into this Addendum No 1 on the 17th day of November 2021 (“Entry Date”) and made effective nunc pro tunc as to October 16, 2019 by and between:-

BETWEEN

SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act SAMUEL JORGE BELLO LIGHTBOURNE, Dominican, of legal age, single, private employee, bearer of the dominican identity and electoral card number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bavaro, municipal tourist district Veron-Punta Cana, Salvaleon de Higuey municipality, La Altagracia province, Dominican Republic (“Buyer”) and

FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

WHEREAS, the Buyer desires to enter into this contract (the “Addendum No. 1”) and to perform all future obligations of Katmandu Group, LLC (“Katmandu”) under the Agreement and to receive any future benefits under the Agreement as from the Entry Date of the Addendum No. 1;

WHEREAS, the Parties agree to enter into this Addendum No. 1 effective nunc pro tunc to October 16, 2019, to ensure that any future obligations, benefits or liabilities in the Agreement, as previously amended, shall now be assumed by Buyer and Seller;

WHEREAS, upon full execution of this Addendum No. 1, Seller shall enter into a termination agreement with Katmandu of the original Addendum No. l; and

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 1 on the terms and conditions set forth below.

NOW THEREFORE for and in consideration of the mutual benefits to be derived, the Buyer and Seller hereto agree and execute this ’Addendum No. 1’.

OBJECTIVE OF THE ADDENDUM No. 1:

The Parties have agreed to modify the scope of work to provide for a three-dimensional format for the Components related to the film portion of the Suspended Theater® attraction (this Addendum No. 1 does not include any modification to the film itself) and the objective of this Addendum No.1 is to modify, add and or delete the following Clauses and Sub-clauses of the Agreement, in its entirety or partially for enabling the Parties to progress the agreed sale of the Dark Ride attraction and Suspended Theater® in conformity with the original Agreement signed. The Parties hereto shall work together and act in the spirit of mutual trust, good faith and fair dealings.

The Parties agree that this Addendum No. 1 shall supersede and replace in its entirety original Addendum No. 1 to the Agreement and upon entering this Addendum No. 1, the original Addendum No. 1 to the Agreement shall be deemed null and void and of no further force or effect whatsoever as of the Entry Date of this Addendum No. 1.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 1	Falcon’s Treehouse National, LLC
The Buyer		The Seller

This Addendum No. 1 is made in Spanish and English. In the event of a dispute as to the terms of this Addendum No. 1 the English version shall prevail.

Appendix A: Agreed Specifications

Delete the following from the Suspended Theater Specification section:-

Projectors	DLP laser projectors 4K resolution (4 projectors with model number Barco F90-4K13)

Screens
Lower Screen	12m by 4m rectangular screen
Upper Screen	Custom curved screen

Add the following to the Suspended Theater Specification section:-

Projectors	Upper: 3D laser projector 4K resolution (4 projectors with model number Barco 3D F90-4K13, or equivalent)
Lower: 3D LCD laser projectors (2 projectors with model number Barco 3D F90-4K13, or equivalent).

Screens
Lower Screen	12m by 3m rectangular screen
Upper Screen	Custom curved screen
-Diameter: 14 m / height: approx. 8.3 m
-Surface area: 163 m2
-Gain: 0,4 / matt high contrast
-Perforation: 23%
-Projection type: front 3D
-Coated perforated panels
-Edgeless/seamless design
-Customized aluminium alloy structure for screen panels
-Self-supporting structure, black powder coated

3D Glasses	2500 3D glasses for laser projectors
-active shutter filters (not polarized)
-addition of RF 3D emitters for 3D synchronization

Appendix B: Scope of Work

Add the following to Clause 7. Miscellaneous Requirements:-

7.1.3	3D Eyeglass Washer

The system will require a buyer supplied eyeglass washer for the 3D glasses. Seller shall work with Buyer to define washing system requirements and provide recommended hardware.

Replace Table 2 Suspended Theater® Division of Work with the following:-

Suspended Theater - 24 Seat 3D Media
Item/Component	Ride Vendor (Falcon’s)	Owner (Katmandu)
Ride system	X
Seats (24)	X
Monitored Seatbelts	X
Primary Projection Screen (Curved)	X
Primary Projection Screen Support Frame	X
Lower Projection Screen	X
Lower Projection Screen Support Frame	X
3D Laser Projectors (main theater)	X
3D Glasses (2500)	X
3D Glasses Washer		X
Auto Alignment System	X
Speakers (main theater)	X
Preshow Monitor (85”)		X
Preshow Speakers		X

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 1	Falcon’s Treehouse National, LLC
The Buyer		The Seller

Projector Mounts	X
Speaker Mounts	X
Playback Hardware	X
Audio amplifiers	X
Control System	X
Operator Control Console	X
Equipment Rack	X
Queue Railings		X
Interior Partitions		X
Flooring Finishes		X
Wall Finishes (Front of House)		X
Back of House Finishes		X
Acoustic Treatments		X
Lighting Hardware		X
Dimmer Panel		X
Lighting Controller		X
UPS System for A/V Playback Components	X
UPS System for Show Control Components	X
UPS System for Ride Control Components	X
Emergency Power		X
E-Stop Panels	X
Access ladders/stairs/catwalks		X
Facility Doors		X
Security Systems		X
Door locks/hardware		X
House Phones		X
CC TV System		X
Anchor Bolts		X
Anchor Bolt Templates	X
Conduit & stub ups		X
Interior set scenic		X
Foundations & Raised Flooring		X
HVAC System		X
Electrical & Data Cabling		X
Operational Signage		X
Thematic Signage		X
Media Content		X
Permitting		X
Work visas		X
Spare parts		X
Local installation labor		X
Installation Management/Supervision	X
Big tools (ie, lifts)		X

Appendix C: Purchase Price

Replace the Purchase Price table with the following table:-

Attraction	Unit #1 Agreed Value (USD)		Discount (USD)		Unit #1 Purchase Price (USD)
Dark Ride Attraction	$	[***]	$	[***]	$	[***]
Suspended Theater® Attraction	$	[***]	$	[***]	$	[***]
Suspended Theater® Attraction Add. 1	$	[***]	$	[***]	$	[***]
Total Purchase Price	$	[***]	$	[***]	$	[***]

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 1	Falcon’s Treehouse National, LLC
The Buyer		The Seller

Add below the Suspended Theater® Attraction Payment Terms table:-

Suspended Theater® Attraction Addendum 1	Fee in USD			% of Total
Advance payment (within 10 calendar days after execution of this Agreement)	$	[***]	[1]	[***]	%
Upon completion of Detailed Engineering	$	[***]	[2]	[***]	%
Buyer’s receipt of hardware Ready for Shipment Notice	$	[***]		[***]	%
Arrival of goods in the Dominican Republic	$	[***]		[***]	%
Completion of the Works under this Addendum 1	$	[***]		[***]	%
Total Suspended Theater® Addendum 1 Purchase Price[3]	$	[***]		100%

IN WITNESS WHEREOF, the parties have:

EXECUTED AND SIGNED this Addendum No. 1 to the Agreement in four (4) originals, of equal contents and effect, one each for the contracting parties and the remaining one for the Notary Public who shall authenticate the signatures of the parties, in the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021), and effective nunc pro tunc as to October sixteenth (16th), two thousand nineteen (2019).

/s/ CECIL D. MAGPURI	/s/ SAMUEL JORGE BELLO LIGHTBOURNE
CECIL D. MAGPURI on behalf of	SAMUEL JORGE BELLO LIGHTBOURNE
FALCON’S TREEHOUSE NATIONAL, LLC	on behalf of SIERRA PARMA, S.A.S.

I, FÉLIX BAUDILIO CORPORÁN CHEVALIER, Public Notary of the municipality of Higüey, registered in the Dominican Notaries Association under No. 1764 and in the Dominican Bar Association under No. 8188-431-89, domiciled at 18 Duvergé Street, municipality of Higüey, CERTIFY AND ATTEST, that CECIL D. MAGPURI and SAMUEL JORGE BELLO LIGHTBOURNE appeared before me, whose general qualities are stated herein, and in my presence they signed this document, declaring that they did so freely and voluntarily and that these are the signatures they usually use in all their acts, for which they must be given full faith and credit. In the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th), of the year two thousand and twenty-one (2021).

I ATTEST:

/s/ LIC, FÉLIX B. CORPORÁN CHEVALIER
LIC, FÉLIX B. CORPORÁN CHEVALIER
Public notary

[1]	This amount was previously paid by Buyer under the Contract as amended by the original Addendum No. 1, received by Seller via payment on 28 January 2020.
[2]	This amount was previously paid by Buyer under the Contract as amended by the original Addendum No. 1, received by Seller via payment on 3 July 2020.
[3]	As of September 7, 2021, when the drafting of this replacement Addendum No. 1 was finalized, the payments in italics were outstanding as future obligations being assumed by the Buyer upon full execution of this Addendum No. l.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 1	Falcon’s Treehouse National, LLC
The Buyer		The Seller

Project Title

Katmandu Park in

Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated

September 11, 2019

for

Dark Ride Attraction and Suspended Theater®

Between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National LLC

Addendum No. 2

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

THIS ADDENDUM No. 2 to the Agreement (as defined below) is made on the 17th day of November 2021 (“Entry Date”) and made effective nunc pro tunc as to March 9, 2020, regarding the Attraction Hardware Sales Agreement for a Dark Ride attraction and Suspended Theater® attraction (the “Attractions”) dated September 11, 2019, as amended by the original Addendum No.1 entered into as of October 16, 2019 (collectively the “Agreement”), by and between:

SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO LIGHTBOURNE, Dominican, of legal age, single, private employee, bearer of the dominican identity and electoral card number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”)

And FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

WHEREAS, the Buyer desires to enter into this contract (“Addendum No. 2”) to the Attraction Hardware Sales Agreement with Seller for the Attractions dated September 11, 2019, as amended by original Addendum No. l dated October 16, 2019 (the “Agreement”) and to perform all future obligations of Katmandu Group, LLC (“Katmandu”) under the Agreement and to receive any existing and future benefits under the Agreement as from the Entry Date of the Agreement;

WHEREAS, the Parties agree to enter into this Addendum No. 2 effective nunc pro tunc to March 9, 2020, to ensure that any future obligations, benefits or liabilities in the Agreement, as previously amended, shall now be assumed by Buyer and Seller;

WHEREAS, upon full execution of this Addendum No. 2, Seller shall enter into a termination agreement with Katmandu of the original Addendum No. 2; and

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 2 on the terms and conditions set forth below.

NOW THEREFORE for and in consideration of the mutual benefits to be derived, the Buyer and Seller hereto agree and execute this Addendum No. 2.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

OBJECTIVE OF THE ADDENDUM No. 2:

The Parties have agreed to modify the scope of work to provide a more detailed understanding of a Dust Free Environment (as more specifically defined below) for the installation process of the Components, the allocation of the respective responsibilities of the Parties for establishing and maintaining a Dust Free Environment and a more detailed Responsibility Matrix. Except as hereinafter expressly set forth, the Parties hereby ratify and affirm the Agreement and agree to be bound by the terms of the Agreement as modified by this Addendum No. 2. The Parties hereto shall work together and act in the spirit of mutual trust, good faith and fair dealings.

The Parties agree that this Addendum No. 2 shall supersede and replace in its entirety the original Addendum No. 2 to the Agreement and upon entering this Addendum No. 2, the original Addendum No. 2 to the Agreement shall be deemed null and void and of no further force or effect whatsoever as of the Entry Date of this Addendum No. 2.

This Addendum No. 2 is made in Spanish and English. In the event of a dispute as to the terms of this Addendum No. 2 the English version shall prevail.

DEFINITION OF DUST FREE ENVIRONMENT:

As used in this Addendum No. 2 and applied to the Agreement as modified herein, the term “Dust Free Environment” shall mean an interior work area when turned-over by the Buyer to the Seller for installation of the equipment associated with the subject Dark Ride Attraction and Suspended Theater shall meet the following criteria:

l.	All interior floors shall be broom swept, vacuumed, mopped with an anti-bacterial cleanser or otherwise cleaned and cleared of any debris visible to the unaided human eye;

2.	All interior walls, windows, doors and ceilings shall be wiped with an anti-bacterial cleanser or otherwise cleaned and cleared of any debris visible to the unaided human eye;

3.	All points of entry and other openings into the interior work area, except those utilized for ingress to and egress from the work area, shall be sealed by the application of polyethylene sheeting with a thickness of not less than 6 mil and secured by the application of construction grade adhesive tape not less than 1.5” in width which shall be secured so as to reasonably prevent the introduction of airborne particulates into the work area and shall be designed to withstand wind gusts not exceeding 10.0 miles per hour;

4.	All points of entry and other openings into the interior work area to be utilized for ingress to and egress from the work area, shall have on the exterior side of each such entryway not less than one Waterhog Clean Room Sticky Mat as sold by Eagle Mat and Floor Products (or mats equal to or better than said item) which shall be maintained by Seller as necessary and the application of two floor-to-ceiling polyethylene sheeting curtains with a thickness of not less than 6 mil and secured by the application of construction grade adhesive tape not less than 1.5” in width which shall provide a single overlapped opening of not less than 7’ or greater than 9’ in height and shall be secured so as to reasonably minimize the introduction of airborne particulates into the work area and shall be designed to withstand wind gusts not exceeding 10.0 miles per hour;

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

5.	All debris visible to the unaided human eye created within the work area once released to Seller for the installation phase of Seller’s work resulting from the activities of either Party shall be promptly removed from the work area by the Party creating the same through the use of a Drum-Top HEPA Air self-cleaning compressed air powered vacuum as sold by Controlled Air Design (or a vacuum system equal to or better than said item);

6.	Seller shall be responsible for the protection of its equipment from damage from airborne debris during the installation and commissioning phases of the work through boxing, sealing in plastic sheeting or such other manner as Seller deems appropriate in its discretion; and

7.	Buyer and Seller shall work together and shall cause their respective contractors, subcontractors, suppliers, materialmen and labors to work together in an effort to maintain the Dust Free Environment throughout the installation and commissioning phases of the work and prevent the contamination of the equipment.

Important Notes:

If the Air-conditioning System is not yet fully operational for 24/7 operation, temporary air conditioning, dehumidifiers and any other necessary measures must be provided by the Buyer to maintain the areas as defined above at a 23°C ± 2°C and humidity 60% ± 5% at all times.

Sufficient house lighting or temporary working lights of not less than 50 lumens per square yard measured at the floor elevation shall be provided by the Buyer_ throughout the installation and commissioning phases of the work.

If permanent stable power is not yet available for 24/7 Operation during the installation and commissioning phases of the work, stable generator power with a minimal amperage of 20 per circuit and variations therein of not greater than Five Percent (5%) per circuit must be provided via the same delivery infrastructure as the main supply. No temporary connections to the AV system will be accommodated. During commissioning, permanent power will be required and the system will not be power-cycled daily during this phase.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

Appendix B: Scope of Work

Add the following to Clause 6.2.7 in the Dark Ride Equipment and Suspended Theater Equipment sections.

■	REQUIREMENTS

No.	Item	Vetting
1	All interior building wet and strutural works in rooms specific to installation to be completed
2	Waterproofing and weatherproofing of the building completed, except for pre-coordinated “leave-outs”
3	All interior building finishing and fitout works in rooms specific to installation to be completed
4	All construction materials and debris removed, swept, vacuumed, and/or cleaned with wet cleaning
5	Overhead facility lighting fixtures installed and tested
6	Ceilings finished, including all ceiling fixtures, tile work and painting
7	Wall finishes painted and completed
8	Floor and platforms painted and completed
9	All concrete works complete, except for pre-coordinated “leave-outs”
10	All scaffolding removed, unless required for post Dust Free installation
11	All interior mechanical work complete, excluding commissioning (unless commissioning will contravene any stated requirments above and below)
12	All required footing pads are installed
13	All Painting and Spraying inside the show space complete
14	Finished floor level slab is poured and complete to ride/AV specifications
15	All welding complete within general show area including framework of scenic/secondary elements (if applicable)
16	Fire sprinkler and/or suppression system installed and pressure tested
17	All air-conditioning, heating and/or extraction ducting, piping and infrastructure to be installed
18	All air-conditioning, heating and/or extraction ducting, piping to be blown out and free of debris and dust, including exterior surfaces
19

All air-conditioning, heating and/or extraction return ducts that are part of the same system and are not located in the Ride/Show/Theater shall be sealed off to prevent dust and dirt from unfinished areas contaminating the show system

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

The following shall be added to Table 2: Dark Ride Division of Work and Table 2: Suspended Theater Division of Work.

ITEM	DISCRIPTION	RESPONSIBILITY
1.	Agreement and Commercial issues	Seller	Option	Buyer
1.1	General Agreement conditions - Pre-Agreement & Main Agreement formulation	X		X
1.2	Technical Specification of Delivery	X
1.3	Agreement/confirmation of overall programme	X		X
1.4	Irrevocable Letter of Credit (confirmable) if applicable
1.5	Warranty Guarantee – according to Agreement (12 months)	X
1.6	Annual Maintenance & Support Agreement - optional to be discussed		X
1.7	Transport and Insurance of all materials/deliverables to site (Punta Cana - Dominican Republic) - As per lncoterms (2010), FCA Weis, Austria			X
1.8	Insurance of all materials/deliverables once delivered to site / storage			X
1.9	Suitable insurance for Vendor Staff (accident, medical etc.) - copy of insurance to Buyer	X
1.10	General product liability insurance for all delivered components and Works delivered - copy of insurance to Buyer	X
1.11	Local taxes, tolls and duties, unless specifically stated otherwise in the Proposal and Final Offer			X
1.12	Import certificates if applicable			X
2.	Approval Certification Process	Seller	Option	Buyer
2.1	All Building Permits and Permissions required for entire project			X
2.2	Soil and geological investigation reports			X
2.3	Environmental studies and approval			X
2.4	Permits and approvals for excavation, fencing, traffic management, approvals			X
2.5	Site safety & security etc.			X
2.6	Overall site preparation, site fencing/guarding/sanitary installation, utilities etc.			X
2.7	Structural engineering of facility and catwalks			X
2.8	All electrical loads, wiring to be checked and signed off by Buyer’s GC (or other) prior to connections to purchased equipment			X
2.9	Buyer to attend site visit/conference for documentation reviews			X
2.10	Fire protection approvals, permits and permissions of local fire department			X
2.11	Primary Facility Impact information	X
3.	Engineering/Documentation	Seller	Option	Buyer
3.1	Language of all design documentation and technical manuals are to be in English only. Operator console labels to be dual language (English & Spanish)	X		X
3.2	System Diagrams and Racking Layouts for all components supplied by Vendor	X
3.3	Detailed design and engineering of all AV systems as defined in Scope of Supply	X
3.4	Detail positioning and location of required power outlets and cable trays/containment. Define start/end point, max length and cable types	X
3.5	Detailed mounting position of all components supplied by Vendor	X
3.6	Required dimensions and positioning of all Control Room racks	X
3.7	Locations of all Rack and MEP rooms to be within technical cable and tubing limitations			X
3.8

All Technical Equipment, Sealed Control Room architectural design, supply & install (these rooms must be air conditioned/cooled and built local to the attraction system). These rooms are to be built in in accordance with local building regulations and codes

X
3.9	Station Platform/Load/Unload/Pre-Show/Guest Management Queues - design, supply, install			X
3.10	Engineering of Primary and Emergency Power supply to AV systems & Racks			X
3.11	Maintenance and Operation Manual with recommended spare parts list for AV systems	X
3.12	Documentation required for training	X
3.13	Example maintenance/operational instructions, logbooks, checklists, staff work plans as required for the Vendor supplied systems (as per scope of delivery and Works)	X
3.14	Maintenance schedule, operation instructions	X
3.15	Cable lists showing size, type, quantity and specification of all AV, control and SFX cables	X
3.16	Establishment of internal organizational structures for operation, maintenance and emergency procedures			X
3.17	Overall cable length calculations according to reticulation routes			X
3.18	Design and planning of Pre-Show and Guest Management Queues - if required			X
3.19	Engineering of Primary and Emergency Power supply to all vendor systems			X
3.20	Design of overhead access gantries in the venue to suit the Vendors system requirements			X
3.21	Static and dynamic analyses ot all load bearing structures			X
3.22	Acoustic engineering of the venue, if desired by Owner			X

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

3.23	Attendance of Design Review Session(s) on site or via video conference - as detailed in the Final Offer	X		X
3.24	Co-operation with the Buyer’s professional team to design of all overhead mount systems in the venue	X		X
3.25

Architectural drawings standards to be based upon AUTODESK AutoCAD (CAD) 2018 in dwg or dxf format. Exceptions to this including 3D views/models/renders are not included and are to be agreed as required. Agree CAD Version.

		X		X
3.26	lntertace to all Professional Team members			X
3.27	Professional team functions including:			X
3.27.1	Architectural design and detailed construction drawings			X
3.27.2	Structural Engineering			X
3.27.3	Mechanical Engineering including HVAC, Wet Services and Extraction			X
3.27.4	Engineering of Primary and Emergency electrical power supplies to all Vendor systems			X
3.27.5	Safety, Fire and Evacuation, Security and Access Control planning			X
3.27.6	Supply of detailed facility CAD drawings in Plan, Section and Elevation Views			X
4.	Project Organization / Site preparation	Seller	Option	Buyer
4.1	Overall site organization and co-ordination			X
4.2	Site organization and coordination of specific installation areas (SOW areas)	X		X
4.3	Integration management	X		X
4.4	Assistance with documentation relating to the obtaining of the required visas and work permits			X
4.5	Organization chart with contact data of Buyer’s staff members available to assist Vendor’s supervisors/installers/project managers			X
4.6	Overall coordination and execution of construction works, partition walls, sealed control rooms, sealed projector rooms, hanging/rigging points, substructures and theming works			X
4.7	Site attendance of staff when equipment is delivered, whether temporarily stored or stored in laydown areas	X		X
4.8	Overall coordination of all components delivery to site (off-site storage/ site laydown)	X		X
4.9	Responsibility for site organization and coordination of AV installation areas	X
4.10	Overall project management of Vendors installation works	X
4.11	Site management of Vendor installation works program	X
4.12	Milestone/ bar chart project schedule for vendor engineering/ manufacturing/ delivery	X
4.13	Overall coordination of AV component engineering and manufacturing	X
4.14	Provision of personal safety equipment for supervisors and technicians to suit site requirements	X
4.15	Supervision during AV site installation	X
4.16	Provide power at no cost during installation/test/commissioning (Stable Permanent Power must be available)			X
4.17	Provide free & unrestricted access to the place of work (minimum 11 hours, 6 days of the week - daytime)			X
4.18	Provision of temperature controlled environment within the venue (between 21°C and 26°C)			X
4.19	Provision of broadband internet connection at no cost to Vendor (to be available at start installation!)			X
4.20	Milestone project schedule for entire project site activities			X
4.21	Sufficient permanent working lights (in operation at start of Vendors installation works)			X
4.22	Coordination of Attraction: structural/mechanical works			X
4.23	Coordination of all AV electrical supplies (for entire scope of Vendor)			X
4.24	Coordination of all AV CATxe Network requirements (for entire scope of Vendor)			X
4.25	Coordination of Site Survey/measurement at required milestones and datum point management and transfer			X
4.26	Supply, build and certification of all scaffolding (decks, rolling towers and platforms as required for Vendors installation requirements)			X
4.27	Supply and operation of all craning, lifting, handling and personnel access equipment as required for all Vendors installation requirements			X
4.28	Provision of a lockable room for storage of small parts and tools only accessible to Vendor staff			X
4.29	Provision of a lockable room suitable for site meetings for Vendor staff (This could be the same room as mentioned in point above, subject to suitability of size)			X
4.30	Provision of clean sanitary services and utilities for Vendors site supervisors and technicians			X
4.31	Ensuring that all installation areas are clean, free from any other works, in soft-working mode and dust free prior to AV installation commencing			X
4.32	Ensuring unrestricted access for delivery of all components			X
4.33

Guarantee that all installation areas are dust free with no further overhead works, painted and with a suitable floor finish prior to commencement of AV installation, unless otherwise agreed prior to the arrival of Vendors staff per agreed Dust Free Standards

X

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

5.	Material Deliveries (Jobsite / Site Works)	Seller	Option	Buyer
5.1	All site works to comply with local regulatory standards. The responsibility to check Vendor supplied systems against such regulations remains with the Buyer			X
5.2	Ceilings, overhead duct works & access gantries, fixings, general & emergency lighting, ventilation, electrical services, signage and structures			X
5.3	Building works, interior finishes, ceilings, overhead gantries/catwalks and access stairs			X
5.4	All partitions, wall’s, dividers, doors, baffles, show sets/theming, general painting/finishes, all service access structures, technical and projector platforms / catwalks.			X
5.5	Flooring treatment maintenance room/electrical rooms/technical rooms/projector rooms/queue area/load/unload			X
5.6	HVAC, Ventilation, Extraction systems to all areas including rack & projection rooms (facility input i.e. heat load information provided by Vendor)			X
5.7	Containment/Cable trays/ mounted within building against Vendors specification. Separate cable trays system for electrical and signal/network cabling			X
5.8	Electrical supplies, EDPs, reticulation, trays and wiring up until the final outlet for all Vendor supplied equipment			X
5.9	Emergency Power supplies to conform to local codes and regulations			X
5.10	General lighting, cleaners lighting, Walkway ambient lighting, emergency lighting and stair lighting. All general lighting in complete building and in load/unload areas and attraction as required			X
5.11	Signage (emergency, regulatory and wayfinding)			X
5.12	All necessary catwalk systems according to Vendors specifications			X
5.13	CCTV camera systems, PA & Voice Evacuation systems within the venue and adjacent areas			X
5.14	Fire alarm and suppression systems within the venue and adjacent areas to comply with local regulatory standards			X
5.15	Secure mounting points / structures as required (for entire scope of Vendor) to correct locations / heights / ratings, including access structures, including access structures and Technical rooms			X
5.16	Climate controlled Electrical control rooms, technical rooms & projector rooms as required with distribution box access (facility input by Vendor)			X
5.17	Sealed and controlled rooms for equipment racks and (if required) projection systems. (such rooms to be air conditioned / cooled)			X
5.18	Delivery and installation of all audio, video, signal and control cabling according to the detail specification of the Vendor			X
5.19	Main power supply / Main Switch Board and all cabling to output sockets to all AV and show control points, technical rooms, projector rooms			X
5.20	All AV CATxe networking requirements (installed from all projectors and audio points back to technical rooms, projector rooms Kraftwork to provide drawings for location			X
5.21	All systems, animatronics, show action pieces, etc. which are not in Vendors scope of supply, if applicable			X
5.22	Emergency Power (if required by local code) supply to all control rooms/Comms Room and facilities			X
5.23	Sufficient permanent working light (in operation at start of Vendor’s installation works)			X
5.24	Room acoustics – absorber/acoustic baffles (according to acoustic design) if desired			X
5.25	Concrete drilling, coring and chemical anchoring systems as required			X
5.26	Guest management systems, turnstiles, evacuation routes			X
5.27	Equipment for Pre Show, if applicable			X
5.29	Equipment for Queue, if applicable			X
5.30	Fixing and clamping equipment to allow the correct mounting of Vendor supplied equipment to structures, unless specifically excluded in the Offer	X
5.31	Interface input to building Evacuation system (in rack room) for programmable override	X
5.32	Provision of standard tradesman’s tools set for installation	X

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcon’s Treehouse National, LLC
The Buyer		The Seller

6.	Installation / Test and Commissioning / Operation	Seller	Option	Buyer
6.1	Unloading containers at site/onsite storage and transport from storage location to installation location			X
6.2	Cleaning Services during Installation, Cleanings of attraction area during/after installation			X
6.3	Determination of delivery dates for Vendors equipment to site	X
6.4	Hotel rooms for Vendors project manager, supervisor & installation crew	X
6.5	Per diems Vendors onsite project team	X
6.6	Local transportation (daily transportation from hotel to site, airport pickups and drop-offs for Vendor personnel)	X
6.7	Media Upload incl. sound routing	X
6.8	Supervision of Installation of all AV equipment, show lighting equipment, SFX and related equipment according to KW drawings and instructions	X
6.9	Installation of main screen in the theatre	X
6.10	Lifting and moving assistance to Vendor staff for all heavy items into venue, during placement/ alignment and during final fixing			X
6.11	Installation and setup of broadband internet connection			X
6.12	Installation, test and commissioning of any additional show-effects, show lighting systems and animatronics not provided by Vendor			X
6.13	Provide free & unfettered access to site (minimum 10 hours every day of the week - daytime)			X
6.14	Artistic direction for Agreement or programming efforts			X
6.15	Installation of parts supplied under warranty as required	X		X
6.16	Provide maintenance person/s during test and commissioning for periods shown on schedule (training only)			X
6.17	Provide Operator personnel during test and commissioning for periods shown on schedule (training only)			X
6.18	Programming of additional show-effects, animatronics, show action pieces, etc. which are provided by the client (not included is main control and basic programming of these elements)			X
6.19	Technical/management personnel to interface with Agreement or technical personnel			X
6.20	Test and commissioning of completed systems and working seamlessly	X
6.21	Technical show programming of AV equipment and ride programming	X
6.22	Creative direction of show programming			X
6.23	Normal adjustments as may be required during commissioning phase till SAT	X
6.24	Supply of parts (no wear and tear parts, no consumables) under warranty	X
6.25	Training of maintenance personnel (on the job) during commissioning	X
6.26	Operator training (on the job) during test and commissioning	X
6.27	Perform daily maintenance procedure during test & commissioning	X
6.28	Training of maintenance personnel (on the job) during commissioning	X
6.29	Perform daily maintenance procedure by technical services staff after handover			X
6.30	Provide operator and maintenance personnel before handover or public opening (whichever comes first)			X
6.31	Provide and install all on-going consumables as required			X
6.32	Pre recorded announcements / if applicable)			X
6.33	Content production for first film - subject to conditions stated in the Proposal	X
6.34	Final Media Upload incl. sound routing and sound mixing	X
6.35	Installation of Equipment for Pre Show, if applicable	X
6.36	Installation of Equipment for Queue, if applicable			X
6.37	Maintenance and Operation of attraction post opening			X

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 2	Falcons’s Treehouse National, LLC
The Buyer		The Seller

IN WITNESS WHEREOF, the parties have:

EXECUTED AND SIGNED this Addendum No. 2 to the Agreement in four (4) originals of equal contents and effect, one each for the contracting parties and the remaining one for the Notary Public who shall authenticate the signatures of the parties, in the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th), of the year two thousand twenty-one (2021), and effective nunc pro tunc as to March ninth (9th) of the year two thousand twenty (2020).

/s/ CECIL D. MAGPURI	/s/ SAMUEL JORGE BELLO LIGHTBOURNE
CECIL D. MAGPURI on behalf of FALCON’S TREEHOUSE NATIONAL, LLC	SAMUEL JORGE BELLO LIGHTBOURNE on behalf of SIERRA PARMA, S.A.S.

I, FÉLIX BAUDILIO CORPORÁN CHEVALIER, Public Notary of the municipality of Higüey, registered in the Dominican Notaries Association under No. 1764 and in the Dominican Bar Association under No. 8188-431-89, domiciled at 18 Duvergé Street, municipality of Higüey, CERTIFY AND ATTEST, that CECIL D. MAGPURI and SAMUEL JORGE BELLO LIGHTBOURNE appeared before me, whose general qualities are stated herein, and in my presence they signed this document, declaring that they did so freely and voluntarily and that these are the signatures they usually use in all their acts, for which they must be given full faith and credit. In the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021).

I ATTEST:

/s/ LIC, FÉLIX B. CORPORÁN CHEVALIER
LIC. FÉLIX B. CORPORÁN CHEVALIER
Public notary

Project Title

Katmandu Park in

Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated

September 11, 2019

for

Dark Ride Attraction and Suspended Theater®

Between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National LLC

Addendum No. 3

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 3	Falcon’s Treehouse National, LLC
The Buyer		The Seller

THIS ADDENDUM No. 3 to the Agreement (as defined below) is made on the 17th day of November 2021 (“Entry Date”) and effective nunc pro tunc as to May 15, 2020, regarding the Attraction Hardware Sales Agreement for a Dark Ride attraction and Suspended Theater® attraction (the “Attractions”) dated September 11, 2019, as amended by original Addendum No. 1 entered into as of October 16, 2019 and by original Addendum No. 2 entered into as of March 9, 2020 (collectively the “Agreement”), by and between:

SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO LIGHTBOURNE, Dominican, of legal age, single, private employee, bearer of the dominican identity and electoral card number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”)

and

FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

WHEREAS, the Buyer desires to enter into this contract (the “Addendum No. 3”) to the Attraction Hardware Sales Agreement with Seller for the Attractions dated September 11, 2019, as amended by original addenda No. 1 and 2 (the “Agreement”) and to perform all future obligations of Katmandu Group, LLC (“Katmandu”) under the Agreement and to receive any future benefits under the Agreement as from the Entry Date of the Agreement;

WHEREAS, the Parties agree to enter into this Addendum No. 3 effective nunc pro tunc to May 15, 2020, to ensure that any future obligations, benefits or liabilities in the Agreement, as previously amended, shall now be assumed by Buyer and Seller;

WHEREAS, upon full execution of this Addendum No. 3, Seller shall enter into a termination agreement with Katmandu of the original Addendum No. 3; and

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 3 on the terms and conditions set forth below.

NOW THEREFORE for and in consideration of the mutual benefits to be derived, the Buyer and Seller hereto agree and execute this Addendum No. 3.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 3	Falcon’s Treehouse National, LLC
The Buyer		The Seller

OBJECTIVE OF THE ADDENDUM No. 3:

The Parties have agreed to update Appendix C: Purchase Price regarding the Payment Terms schedule and Appendix E: Project Schedule with a revised Project Schedule. Except as hereinafter expressly set forth, the Parties hereby ratify and affirm the Agreement and agree to be bound by the terms of the Agreement as modified by this Addendum No. 3. The Parties hereto shall work together and act in the spirit of mutual trust, good faith and fair dealings.

The Parties agree that this Addendum No. 3 shall supersede and replace in its entirety original Addendum No. 3 to the Agreement and upon entering this Addendum No. 3, the original Addendum No. 3 to the Agreement shall be deemed null and void and of no further force or effect whatsoever as of the Entry Date of this Addendum No. 3.

This Addendum No. 3 is made in Spanish and English. In the event of a dispute as to the terms of this Addendum No. 3 the English version shall prevail.

Appendix C: Purchase Price

Delete the following sentence:

“Payment will be due ten (10) business days from the date of invoice.”

Replace it with:

“Payment will be due thirty (30) calendar days from the date of invoice. Notwithstanding the foregoing, the invoice Seller will issue dated May 15, 2020 for the Suspended Theater® - Completion of Detailed Engineering payment may be paid within forty-five (45) calendar days of issuance, namely by June 30, 2020.”

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 3	Falcon’s Treehouse National, LLC
The Buyer		The Seller

Appendix E: Project Schedule

Replace the Project Schedule table within Appendix E with:-

Dark Ride Schedule

Task/Milestone	Duration
Payment – Deposit	n/a
Detailed Engineering	9 months August 15, 2020
Invoice Date – Advanced billing of Completion of Detailed Engineering	July 15, 2020
Payment Due – Completion of Detailed Engineering	August 15, 2020
Manufacturing	6 months January 31, 2021
Pre-Commissioning / Factory Acceptance Testing (FAT)	1 month February 28, 2021
Invoice Date Advanced billing of Ready to ship	February 01, 2021
Payment Due – Ready to ship	March 01, 2021
Packaging and Transport	1 month
Invoice Date – Advanced billing of Arrival of goods	March 01, 2021
Payment Due – Arrival of goods	April 01, 2021
Installation	2 months June 01, 2021
Commissioning / Site Acceptance Testing (SAT)	1 month July 01, 2021
Programming	1 month August 02, 2021
Invoice Date – Advanced billing of Completion	July 02, 2021
Payment Due – Completion	August 02, 2021
Total Duration until handover	21 months

Suspended Theater® Schedule

Task/Milestone	Duration
Payment - Deposit	n/a
Detailed Engineering	8 months June 30, 2020
Invoice Date – Advanced billing of Completion of Detailed Engineering	May 15, 2020
Payment Due – Completion of Detailed Engineering	June 30, 2020
Manufacturing	8 months February 28, 2020
Pre-Commissioning / Factory Acceptance Testing (FAT)	1 month April 4, 20211
Invoice Date Advanced billing of Ready to ship	March 5, 2021
Payment Due – Ready to ship	April 5, 2021
Packaging and Transport	1 month May 10, 2021
Invoice Date – Advanced billing of Arrival of goods	April 10, 2021
Payment Due – Arrival of goods	May 10, 2021
Installation	2 months July 01, 2021
Commissioning / Site Acceptance Testing (SAT)	0.5 month July 15, 2021
Programming	0.5 month August 02, 2021
Invoice Date – Advanced billing of Completion	July 02, 2021
Payment Due – Completion	August 02, 2021
Total Duration until handover	21 months

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 3	Falcon’s Treehouse National, LLC
The Buyer		The Seller

IN WITNESS WHEREOF the Parties hereto have executed this Addendum No. 3 to the Agreement in duplicate on the dates set out below.

EXECUTED AND SIGNED this Addendum No. 3 in four (4) originals, of equal contents and effect, one each for the contracting parties and the remaining one for the Notary Public who shall authenticate the signatures of the parties, in the municipal district of Verón Punta Cana, municipality of Higűey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021), and effective nunc pro tunc as to May fifteenth (15th) of the year two thousand twenty (2020).

/s/ CECIL D. MAGPURI	/s/ SAMUEL JORGE BELLO LIGHTBOURNE
CECIL D. MAGPURI on behalf of	SAMUEL JORGE BELLO LIGHTBOURNE
FALCON’S TREEHOUSE NATIONAL, LLC	on behalf of SIERRA PARMA, S.A.S.

I, FÉLIX BAUDILIO CORPORÁN CHEVALIER, Public Notary of the municipality of Higüey, registered in the Dominican Notaries Association under No. 1 764 and in the Dominican Bar Association under No. 8188-431-89, domiciled at 18 Duvergé Street, municipality of Higüey, CERTIFY AND ATTEST, that CECIL D. MAGPURI and SAMUEL JORGE BELLO LIGHTBOURNE appeared before me, whose general qualities are stated herein, and in my presence they signed this document, declaring that they did so freely and voluntarily and that these are the signatures they usually use in all their acts, for which they must be given full faith and credit. In the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic on November seventeenth (17th) of the year two thousand twenty-one (2021).

I ATTEST

LIC. FÉLIX B. CORPORAN CHEVÁLIER
LIC. FÉLIX B. CORPORAN CHEVÁLIER
Public notary

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 3	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Project Title

Katmandu Park in

Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated

September 11, 2019

for

Dark Ride Attraction and Suspended Theater®

Between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National LLC

Addendum No. 4

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 4	Falcons’s Treehouse National, LLC
The Buyer		The Seller

THIS ADDENDUM No. 4 to the Agreement (as defined below) is made on the 17th day of November 2021 (“Entry Date”) and effective nunc pro tunc as to August 26, 2020, regarding the Attraction Hardware Sales Agreement for a Dark Ride Attraction and Suspended Theater® dated September 11, 2019, as amended by Addendum No. 1 entered into as of October 16, 2019, by Addendum No. 2 entered into as of March 9, 2020, and by Addendum No. 3 entered into as of May 15, 2020 (collectively the “Agreement”), by and between:

SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO LIGHTBOURNE, Dominican, of legal age, single, private employee, bearer of the dominican identity and electoral card number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”)

and

FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

WHEREAS, the Buyer desires to enter into this contract (“Addendum No. 4”) to the Attraction Hardware Sales Agreement with Seller for the Attractions dated September 11, 2019, as amended by original addenda No. 1, 2 and 3 (the “Agreement”) and to perform all future obligations of Katmandu Group, LLC (“Katmandu”) under the Agreement and to receive any future benefits under the Agreement as from the Entry Date of the Agreement;

WHEREAS, the Parties agree to enter into this Addendum No. 4 effective nunc pro tunc to August 26, 2020, to ensure that any future obligations, benefits or liabilities in the Agreement, as previously amended, shall now be assumed by Buyer and Seller;

WHEREAS, upon full execution of this Addendum No. 4, Seller shall enter into a termination agreement with Katmandu of the original Addendum No. 4; and

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 4 on the terms and conditions set forth below.

NOW THEREFORE for and in consideration of the mutual benefits to be derived, the Buyer and Seller hereto agree and execute this Addendum No. 4.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 4	Falcons’s Treehouse National, LLC
The Buyer		The Seller

OBJECTIVE OF THE ADDENDUM No. 4:

The objective of this Addendum No. 4 is to modify, add and/or delete the following Clauses and Sub-clauses of the Agreement, in their entirety or partially for enabling the Parties to progress the agreed sale of the Dark Ride attraction and Suspended Theater® in conformity with the original Agreement signed. The Parties hereto shall work together and act in the spirit of mutual trust, good faith and fair dealings.

The Parties agree that this Addendum No. 4 shall supersede and replace in its entirety original Addendum No. 4 to the Agreement and upon entering this Addendum No. 4, the original Addendum No. 4 to the Agreement shall be deemed null and void and of no further force or effect whatsoever as of the Entry Date of this Addendum No. 4.

This Addendum No. 4 is made in Spanish and English. In the event of a dispute as to the terms of this Addendum No. 4 the English version shall prevail.

Appendix A: Agreed Specifications

Add the following to the Suspended Theater Specification section:-

Special Effects	Wind, Mist/Water Spritz, Strobe Light, Scent, Air Burst and Seat Rumble

Appendix B: Scope of Work

Add the following to the Suspended Theater Equipment section:-

●	Special Effects System

o	Seller will provide special effect system including effects module, water filtration system, centralized air compressor. Special effects will be installed “per seat” so each rider has similar experience. Seller will provide scent “pellets” for initial testing and opening however ongoing supply of this consumable is the responsibility of Buyer.

1.2	Equipment

1.2.3	Special Effect System Comprised of

■	24 special effect modules mounted in seat canopies

■	24 seat rumble speakers mounted in seats

■	Scent pellets for initial testing, programming and startup.

■	Water Filtration System

■	Compressed Air Supply

Appendix C: Purchase Price

The Purchase Price shall be adjusted to add the following:

Design Phase	Fee in USD
ST-24 Special Effect Package	$	[***]
Water Filtration System	$	[***]
Centralized Compressed Air Supply	$	[***]
Total	$	[***]

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 4	Falcons’s Treehouse National, LLC
The Buyer		The Seller

General Exclusions: Travel expenses, VAT taxes are excluded. Building and all other aspects to be dealt with by the local project team. Special effect consumables (IE scent pellets) are the responsibility of Buyer.

Add below the Suspended Theater® Attraction Payment Terms table:-

Suspended Theater® Attraction Addendum 4	Fee in USD			% of Total
Advance payment (within 10 calendar days after execution of this Addendum No. 4)	$	[***]	[1]	[***]	%
Upon completion of SFX Detailed Engineering	$	[***]	[2]	[***]	%
Buyer’s receipt of SFX hardware Ready for Shipment Notice	$	[***]		[***]	%
Arrival of SFX goods in the Dominican Republic	$	[***]		[***]	%
Completion of the Works under this Addendum 4	$	[***]		[***]	%
Total Suspended Theater® Addendum 4 Purchase Price[3]	$	[***]		100%

Appendix E: Project Schedule

Add the following to the Suspended Theater® Attraction Schedule table:

Special Effects Schedule

SPECIAL EFFECTS Task/Milestone	Duration
Special Effects Payment - Deposit	August 15, 2020
SFX Detailed Engineering	1.5 months September 30, 2020
Invoice Date – Advanced billing of Completion of SFX Detailed Engineering	August 30, 2020
Payment Due – Completion of SFX Detailed Engineering	September 30, 2020
SFX Manufacturing	5 months February 28, 2020
SFX Pre – Commissioning / Factory Acceptance Testing (FAT)	1 month April 4, 2021
Invoice Date – Advanced billing of SFX Ready to ship	March 5, 2021
Payment Due – SFX Ready to ship	April 5, 2021
SFX Packaging and Transport	1 month May 10, 2021
Invoice Date – Advanced billing of Arrival of SFX goods	April 10, 2021
Payment Due – Arrival of SFX goods	May 10, 2021
SFX Installation	2 months July 01, 2021
SFX Commissioning / Site Acceptance Testing (SAT)	0.5 month July 15, 2021
SFX Programming	0.5 month August 02, 2021
Invoice Date – Advanced billing of SFX Completion	July 02, 2021
Payment Due – SFX Completion	August 02, 2021
Total Duration until handover	11.5 months

[1]	This amount was previously paid by Buyer under the Agreement as amended by the original Addendum No. 4, received by Seller via payment on 9 October 2020.
[2]	This amount was previously paid by Buyer under the Agreement as amended by the original Addendum No. 4, received by Seller via payment on 3 November 2020.
[3]	As of September 7, 2021, when the drafting of this replacement Addendum No. 4 was finalized, the payments in italics were outstanding as future obligations being assumed by the Buyer upon full execution of this Addendum No. 4.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 4	Falcons’s Treehouse National, LLC
The Buyer		The Seller

IN WITNESS WHEREOF the Parties hereto have executed this Addendum No. 4 to the Agreement in duplicate on the dates set out below.

EXECUTED AND SIGNED this Addendum No. 4 in four (4) originals, of equal contents and effect, one each for the contracting parties and the remaining one for the Notary Public who shall authenticate the signatures of the parties, in the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021), and effective nunc pro tunc as to August twenty-six (26) of the year two thousand twenty (2020).

/s/ CECIL D. MAGPURI	/s/ SAMUEL JORGE BELLO LIGHTBOURNE
CECIL D. MAGPURI on behalf of	SAMUEL JORGE BELLO LIGHTBOURNE
FALCON’S TREEHOUSE NATIONAL, LLC	on behalf of SIERRA PARMA, S.A.S.

I, FÉLIX BAUDILIO CORPORÁN CHEVALIER, Public Notary of the municipality of Higüey, registered in the Dominican Notaries Association under No. 1764 and in the Dominican Bar Association under No. 8188-431-89, domiciled at 18 Duvergé Street, municipality of Higüey, CERTIFY AND ATTEST, that CECIL D. MAGPURI and SAMUEL JORGE BELLO LIGHTBOURNE appeared before me, whose general qualities are stated herein, and in my presence they signed this document, declaring that they did so freely and voluntarily and that these are the signatures they usually use in all their acts, for which they must be given full faith and credit. In the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021).

I ATTEST:

/s/ LIC. FÉLIX B. CORPORÁN CHEVALIER
LIC. FÉLIX B. CORPORÁN CHEVALIER
Public notary

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 4	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Project Title

Katmandu Park in

Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated
September 11, 2019

for

Dark Ride Attraction and Suspended Theater®

Between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National LLC

Addendum No. 5

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

THIS ADDENDUM No. 5 to the Agreement (as defined below) is made on the 17th day of November 2021 (“Entry Date”) and effective nunc pro tunc as to August 31, 2021, regarding the Attraction Hardware Sales Agreement for a Dark Ride Attraction and Suspended Theater® dated September 11, 2019, as amended by original Addendum No. 1 entered into as of October 16, 2019, by original Addendum No. 2 entered into as of March 9, 2020, by original Addendum No. 3 entered into as of May 15, 2020 and original Addendum No. 4 entered into on August 26, 2020 (collectively the “Agreement”), by and between:

SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO LIGHTBOURNE, Dominican, of legal age, single, private employee, bearer of the dominican identity and electoral card number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”)

and

FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

WHEREAS, the Buyer desires to enter into this contract (“Addendum No. 5”) to the Attraction Hardware Sales Agreement with Seller for the Attractions dated September 11, 2019, as amended by original addenda No. 1, 2, 3 and 4 (the “Agreement”) and to perform all future obligations of Katmandu Group, LLC (“Katmandu”) under the Agreement and to receive any future benefits under the Agreement as from the Entry Date of the Agreement;

WHEREAS, the Parties agree to enter into this Addendum No. 5 effective nunc pro tunc to August 31, 2021, to ensure that any future obligations, benefits or liabilities in the Agreement, as previously amended, shall now be assumed by Buyer and Seller;

WHEREAS, upon full execution of this Addendum No. 5, Seller shall enter into a termination agreement with Katmandu of the original Addendum No. 5; and

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 5 on the terms and conditions set forth below.

NOW THEREFORE for and in consideration of the mutual benefits to be derived, the Buyer and Seller hereto agree and execute this Addendum No. 5.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

OBJECTIVE OF THE ADDENDUM No. 5:

The objective of this Addendum No.5 is to modify, add and/or delete the following Clauses and Sub-clauses of the Agreement, in their entirety or partially for enabling the Parties to progress the agreed sale of the Dark Ride attraction and Suspended Theater® in conformity with the original Agreement signed. The Parties hereto shall work together and act in the spirit of mutual trust, good faith and fair dealings.

Appendix A: Agreed Specifications

Add the following to the Suspended Theater Specification section:

●	Queue Line Audio System including speakers and playback.

Add the following to the Dark Ride Specification section:

●	Queue Line Audio System including speakers and playback.

●	Preshow system including speakers, projector, screen and playback system

Appendix B: Scope of Work

Add the following to the Suspended Theater Equipment section:-

●	Queue line audio equipment and installation for the Suspended Theater® attraction

●	Queue and Preshow audio equipment and installation for the Dark Ride attraction.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Appendix C: Purchase Price

The Purchase Price shall be adjusted to add the following:

Addendum No. 5	Fee in USD
Dark Ride Queue Line & Preshow Audio System	$	[***]
Suspended Theater Queue Line Audio System	$	[***]
Total	$	[***]

Add below the Suspended Theater® Attraction Payment Terms table:

Dark Ride Attraction Addendum No. 5	Fee in USD			% of Total
Advance payment (within 10 calendar days after execution of this Addendum No. 5)	$	[***]	[1]	[***]	%
Buyer’s receipt of Ready for Shipment Notice	$	[***]		[***]	%
Arrival of goods in the Dominican Republic	$	[***]		[***]	%
Completion of the Works under this Addendum 5	$	[***]		[***]	%
Total Suspended Theater® Addendum 5 Purchase Price	$	[***]		100%

Suspended Theater® Attraction Addendum No. 5	Fee in USD			% of Total
Advance payment (within 10 calendar days after execution of this Addendum No. 5)	$	[***]	[2]	[***]	%
Buyer’s receipt of Ready for Shipment Notice	$	[***]		[***]	%
Arrival of goods in the Dominican Republic	$	[***]		[***]	%
Completion of the Works under this Addendum 5	$	[***]		[***]	%
Total Suspended Theater® Addendum 5 Purchase Price	$	[***]		100%

[1]	This amount was invoiced to Sierra Parima, SAS on September 3, 2021 in Invoice No. 00101-09. As of September 7, 2021 that amount was still outstanding.
[2]	This amount was invoiced to Sierra Parima, SAS on September 3, 2021 in Invoice No. 00101-09. As of September 7, 2021 that amount was still outstanding.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Appendix E: Project Schedule

Replace the Project Schedules with:

Dark Ride Schedule

Task/Milestone	Duration
Payment - Deposit	n/a
Detailed Engineering	9 months August 15, 2020
Invoice Date - Advanced billing of Completion of Detailed Engineering	July 15, 2020
Payment Due - Completion of Detailed Engineering	August 15, 2020
Manufacturing	6 months January 31, 2021
Pre-Commissioning / Factory Acceptance Testing (FAT)	1 month September 30, 2021
Invoice Date - Advanced billing of Ready to ship	September 01, 2021
Payment Due - Ready to ship	October 01, 2021
Packaging and Transport	1 month
Invoice Date - Advanced billing of Arrival of goods	February 01, 2022
Payment Due - Arrival of goods	March 01, 2022
Installation	3 months June 01, 2022
Commissioning / Site Acceptance Testing (SAT)	1 month July 01, 2022
Programming	1 month August 02, 2022
Invoice Date - Advanced billing of Completion	July 02, 2022
Payment Due - Completion	August 02, 2022
Total Duration until handover	33 months

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Suspended Theater® Schedule

Task/Milestone	Duration
Payment - Deposit	n/a
Detailed Engineering	8 months June 30, 2020
Invoice Date - Advanced billing of Completion of Detailed Engineering	May 15, 2020
Payment Due - Completion of Detailed Engineering	June 30, 2020
Manufacturing	8 months February 28, 2020
Pre-Commissioning / Factory Acceptance Testing (FAT)	1 month December 31, 2021
Invoice Date - Advanced billing of Ready to ship	December 1, 2021
Payment Due - Ready to ship	January 1, 2022
Packaging and Transport	1 month May 10, 2021
Invoice Date - Advanced billing of Arrival of goods	February 01, 2022
Payment Due - Arrival of goods	March 01, 2022
Installation	3 months June 01, 2022
Commissioning / Site Acceptance Testing (SAT)	1 month July 01, 2022
Programming	1 month August 02, 2022
Invoice Date - Advanced billing of Completion	July 02, 2022
Payment Due - Completion	August 02, 2022
Total Duration until handover	33 months

IN WITNESS WHEREOF the Parties hereto have executed this Addendum No. 5 to the Agreement in duplicate on the dates set out below.

EXECUTED AND SIGNED this Addendum No. 5 in four (4) originals, of equal contents and effect, one each for the contracting parties and the remaining one for the Notary Public who shall authenticate the signatures of the parties, in the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (17th) of the year two thousand twenty-one (2021), and effective nunc pro tunc as to August thirty-first (31st) of the year two thousand twenty-one (2021).

/s/ CECIL D. MAGPURI	/s/ SAMUEL JORGE BELLO LIGHTBOURNE
CECIL D. MAGPURI on behalf of FALCON’S TREEHOUSE NATIONAL, LLC	SAMUEL JORGE BELLO LIGHTBOURNE on behalf of SIERRA PARMA, S.A.S.

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

I, FÉLIX BAUDILIO CORPORÁN CHEVALIER, Public Notary of the municipality of Higüey, registered in the Dominican Notaries Association under No. 1764 and in the Dominican Bar Association under No. 8188-431-89, domiciled at 18 Duvergé Street, municipality of Higüey, CERTIFY AND ATTEST, that CECIL D. MAGPURI and SAMUEL JORGE BELLO LIGHTBOURNE appeared before me, whose general qualities are stated herein, and in my presence they signed this document, declaring that they did so freely and voluntarily and that these are the signatures they usually use in all their acts, for which they must be given full faith and credit. In the municipal district of Verón Punta Cana, municipality of Higüey, La Altagracia province, Dominican Republic, on November seventeenth (l7th) of the year two thousand twenty-one (2021).

I ATTEST:

/s/ LIC. FÉLIX B. CORPORÁN CHEVALIER

LIC. FÉLIX B. CORPORÁN CHEVALIER

Public notary

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 5	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Project Title

Katmandu Park in

Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated

September 11, 2019

for

Dark Ride Attraction and Suspended Theater®

Between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National LLC

Addendum No. 6

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 6	Falcons’s Treehouse National, LLC
The Buyer		The Seller

THIS ADDENDUM No. 6 to the “Agreement” is made and entered into as_of June 20th 2022, regarding the Attraction Hardware Sales Agreement for a Dark Ride Attraction and Suspended Theater® dated September 11, 2019, as amended by Addendum No. l entered into as of October 24, 2019, by Addendum No. 2 entered into as of March 9, 2020, by Addendum No. 3 entered into as of May 15, 2020, by Addendum No. 4 entered into as of August 26, 2020, and Addendum No. 5 entered into as of August 31, 2021 (collectively the “Agreement”), by and between:

SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO, of legal age, bearer of the Dominican ID [***], domiciled at the administrative offices of Palma Real Shopping Village, Bávaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”)

and

FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for the purposes of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando FL 32835 (“Seller”).

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 6 on the terms and conditions set forth below.

NOW THEREFORE for and in consideration of the mutual benefits to be derived, the Buyer and Seller hereto agree and execute this Addendum No. 6.

OBJECTIVE OF THE ADDENDUM No. 6:

The objective of this Addendum No.6 is to modify, add and/or delete the following Clauses and Sub-clauses of the Agreement, in their entirety or partially for enabling the Parties to progress the agreed sale of the Dark Ride attraction and Suspended Theater® in conformity with the original Agreement signed. The Parties hereto shall work together and act in the spirit of mutual trust, good faith and fair dealings.

Appendix A: Agreed Specifications

Add the following to the Dark Ride Specification section:

●	SFX Wind

●	Addition of Spanish audio option

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 6	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Appendix B: Scope of  Work

Add the following to the Dark Ride Equipment section:-

●	SFX Wind Equipment

●	Equipment to support Spanish audio option

●	Spare Parts as outlined in new Appendix Bl, included below

Appendix B1: List of Spare Parts

PUNTA CANA - GLOBAL SPARES

- Please note these are recommended spare parts and pricing and quantity may verify depending on product availability and date of order.

AUDIO

1,00	pcs	High-Power 12” 2-Way Coaxial Multipurpose Loudspeaker - black
1,00	pcs	High-Power 15” 2-Way Installation Loudspeaker - black
1,00	pcs	15” 2 Way Passive Screen Channel Loudspeaker
1,00	pcs	10” Cinema Surround Loudspeaker
1,00	pcs	10” Cinema Surround Loudspeaker
2,00	pcs	High Performance 6.5” 2-Way Pendant-Mount Speaker - black
2,00	pcs	Compact 6.5” 2-Way Surface Mount Loudspeaker - black
2,00	pcs	Compact 4.5” 2-Way Surface Mount Loudspeaker - black
2,00	pcs	High Performance 6.5” 2-Way Low Profile Ceiling Speaker - white
2,00	pcs	8 Channel Network Processing Amplifier, max. 4000W
1,00	pcs	8x 200W 8 Channel Amplifier
1,00	pcs	256 CH Network Audio CORE Processor - I/O Frame
1,00	pcs	64 CH Dante Bridge Card for Digital Audio Platform
1,00	pcs	4 CH Balanced Line-Level Analog Out Card for Digital Audio Platform
1,00	pcs	4 CH Mic/Line Input Card for Digital Audio Platform
1,00	pcs	Audio over Ethernet Scripting
2,00	pcs	Dante Analog-Output Adapter, 2 Channel
1,00	pcs	Condenser Boundary Microphone, 50cm, Half-Cardioid, black
1,00	pcs	Dante Breakoutbox with 2x In- and 2x Outputs

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 6	Falcons’s Treehouse National, LLC
The Buyer		The Seller

VIDEO

1,00	pcs	DLP 4k Laser Projector 10.400lm, wo. Lens, black
1,00	pcs	3D DLP Laser Projector 4K/WQXGA,
1,00	pcs	3LCD Laser Projector WUXGA, 7.000 lm, wo. Lens, black
2,00	pcs	Displayport 1.2 Fiber Optic 1Ch Extender
1,00	pcs	HDMI Fiber Optic Extender Set (Tx/Rx) up to 300m, incl. power
1,00	pcs	Professional 16 Channel Audio AD/DA Dante Converter
1,00	pcs	Professional Series Show Control Server
1,00	pcs	1 Channel Uncompressed 4K 60fps 7.1 Video Server (Light Version)
1,00	pcs	6 Channel Uncompressed WQXGA 60fps DanteV Video Server, 8 min
1,00	pcs	PC for Interactive Content - V139
1,00	pcs	Dante audio interface card
1,00	pcs	3 Channel Uncompressed 2K 60fps Video Server, 10 min (Light)
1,00	pcs	Rackmount PC for Interactive Content - V149
1,00	pcs	Dante Virtual Soundcard License
1,00	pcs	4K UHD HDMI over 100m HD BaseT Transmitter
1,00	pcs	Networked 4K Video DecoderNETWORK / CONTROL / RACK
1,00	pcs	Control System Processor (Upgrade of V3)
1,00	pcs	10, 1” Touch Screen for Wall Mounting - black
1,00	pcs	5” Touch Screen for Wall Mounting - black
1,00	pcs	DIN Rail High-Voltage 8way Switch with 8 Digital Inputs
1,00	pcs	16 Port managed L2 10G Ethernet Switch
1,00	pcs	48 + 4 SFP+ Port managed L2 Gigabit Ethernet PoE+ Switch
1,00	pcs	AccessPoint for up to l,7 Gbit/s and 4x4 MIMO
4,00	pcs	Electromagnetic Relay with indicator LED, protection diode
1,00	pcs	IR Emitter
1,00	pcs	3D IR Emitter for 3D Synchronization (Mid-range)
1,00	pcs	Cable for IR System, BNC to DB-9
2,00	pcs	DIN Rail PowerSupply: 24 VDC/2.5A
2,00	pcs	Power Supply l AC/ 5DC/6.5
2,00	pcs	DIN Rail Power Supply, 5VDC / 2 A
1,00	pcs	8-way Switched PDU

SEAT BASES

1,00	pcs	E-Module for E-Base with 4DS Bracket
1,00	pcs	4DS Armrest PCB (V3.2)
1,00	pcs	Polarized Photoelectric Sensor
1,00	pcs	Legtickler Cover
10,00	pcs	Legtickler Cover
10,00	pcs	Legtickler Cover Adhesive Film
1,00	pcs	Piping

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 6	Falcons’s Treehouse National, LLC
The Buyer		The Seller

4th Axis

1,00	pcs	Planetary Gearbox, 2 Stages, Ratio i = 50
1,00	pcs	Servo Motor, 200 VAC, 400W
1,00	pcs	Encoder Cable with Both Sides Connector for Servo Motor, l,5m
1,00	pcs	Power Cable with Both Sides Connector for Servo Motor, 1,5m
1,00	pcs	50pin 1CN Connector

Axis 1 - 3

1,00	pcs	Planetary Gearbox
1,00	pcs	Servo Motor, 200 VAC
1,00	pcs	Encoder Cable with Both Sides Connectar for Servo Motor, 1,5m
1,00	pcs	Power Cable with Both Sides Connector for Servo Motor, 1,5m
1,00	pcs	36pin 1CN Connector
2,00	pcs	RJ45 Terminal Resistor (120 Ohm) Plug

CABLE KITS

1,00 pcs Cable kit TBD (Suggested cables to match final installation)

Appendix C: Purchase Price

The Purchase Price shall be adjusted to add the following:

Addendum No.6	Fee in USD
Dark Ride SFX Wind	$	[***]
Spare Parts for DR	$	[***]
Total	$	[***]

Add below the Dark Ride Attraction Payment Terms table:

Dark Ride Attraction Addendum No.6	Fee in USD		% of Total
Advance payment (within 10 calendar days after execution of this Addendum No. 6)	$	[***]	[***]	%
Buyer’s receipt of Ready for Shipment Notice	$	[***]	[***]	%
Arrival of goods in the Dominican Republic	$	[***]	[***]	%
Completion of the works under this Addendum 6	$	[***]	[***]	%
Total Suspended Theater® Addendum 5 Purchase Price	$	[***]	100%

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 6	Falcons’s Treehouse National, LLC
The Buyer		The Seller

IN WITNESS WHEREOF the Parties hereto have executed this Addendum No. 6 to the Agreement in duplicate on the dates set out below.

	Buyer		Seller
Name:	SAMUEL BELLO	Name:	CECIL D. MAGPURI

Title:	G M.	Title:	CEO

Company:	Sierra Parima, S.A.S	Company:	Falcon’s Treehouse National, LLC

Signature:	/s/ SAMUEL BELLO	Signature:	/s/ CECIL D. MAGPURI

Date:	06/21/2022	Date:	06/21/2022

I, FÉLIX BAUDILIO CORPORÁN CHEVALIER, ESQ., Public Notary of Higüey, registered in the College of Public Notaries od Dominican Republic under the number 1764 and the Bar Association of the Dominican Republic under the number 8188-431-89, CERTIFY AND ATTEST: That the signatures were placed voluntarily in my presence by CECIL D. MAGPURI and SAMUEL JORGE BELLO, whose particulars and capacities are stated in the foregoing act and who declared to me that those are the signature they use in all their acts.- In Verón Punta Canam Higüey municipality, La Altagracia province, Dominican Republic, on the twenty one (21th) day of June of year Two Thousand Twenty Two(2022).

ATTEST:

/s/ FELIX BAUDILIO CORPORAN CHEVALIER, ESQ
FELIX BAUDILIO CORPORAN CHEVALIER, ESQ

Sierra Parima, S.A.S.	Attraction Hardware Sales Agreement Addendum No. 6	Falcons’s Treehouse National, LLC
The Buyer		The Seller

Project Title

Katmandu Park Punta Cana in
Punta Cana, Dominican Republic

Attraction Hardware Sales Agreement dated
September 11, 2019

for

Dark Ride Attraction and Suspended Theater®

(“Agreement”)

Between

Sierra Parima, S.A.S

and

Falcon’s Treehouse National, LLC

Addendum No. 7

Sierra Parima, S.A.S.	Falcons’s Treehouse National, LLC
The Buyer	The Seller

ADDENDUM NO. 7

THIS ADDENDUM No. 7 to the Agreement (as defined herein) is effective as of this 27th day of April, 2023 (“Effective Date”), regarding the Attraction Hardware Sales Agreement for a Dark Ride Attraction and Suspended Theater® dated September 11, 2019, as amended by Addendum Nos. 1 through 6 to the Agreement (collectively, “Agreement”) by and between:

SIERRA PARIMA, S.A.S., commercial company organized and existing under the lase of the Dominican Republic, registered in the National Taxpayers Registry (NTR) under the number [***], domiciled at the administrative offices of Palma Real Shopping Village, Bàvaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Alta gracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO, of legal age, bearer of the Dominican ID [***] domiciled at the administrative offices of Palma Real Shopping Village, Bàvaro, municipal tourist district Verón-Punta Cana, Salvaleón de Higüey municipality, La Altagracia province, Dominican Republic (“Buyer”)

and

Falcon’s Treehouse National, LLC, a commercial company organized and existing under the lase of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for purposed of this act by CECIL D. MAGPURI, of legal age, bearer of the U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835 (“Seller”).

Background:

WHEREAS, the Buyer agrees to amend the Agreement pursuant to this Addendum No. 7 on the terms and conditions set forth below;

NOW, THEREFORE, for and in consideration of the mutual benefits to be derived, the sufficiency of which is agreed to by the parties, Buyer and Seller agree as follows:

Buyer and Seller agree to add the additional scope of work to be included in appendix B (Scope of Work) of the Agreement and fees (to be added to appendix C (Purchase Price) of the Agreement set forth below, which fees shall be due and payable by Buyer to Seller promptly upon execution of this Addendum No. 7:

Description of Scope of Work - Oceaneering	Fees
A. Additional ride system hardware:	$	[***]
B. Hardware to provide hydraulic system:	$	[***]
GRAND TOTAL:	$	[***]

Except as modified herein, the terms and conditions of the Agreement remain in full force and effect.

[Signatures on Next Page]

Sierra Parima, S.A.S.	Falcons’s Treehouse National, LLC
The Buyer	The Seller

IN WITNESS WHEREOF the Parties hereto have executed this Addendum No. 7 to the Agreement in duplicate on the dates set forth below.

	Buyer		Seller
Name:	SAMUEL JORGE BELLO LIGHTBOURNE	Name:	CECIL DE LOS REYES MAGPURI

Title:	DIRECTOR	Title:	CHIEF EXECUTIVE OFFICER

Company:	Sierra Parima, S.A.S	Company:	Falcon’s Treehouse National, LLC

Signature:	/s/ SAMUEL JORGE BELLO LIGHTBOURNE	Signature:	/s/ CECIL DE LOS REYES MAGPURI

Date:		Date:

Sierra Parima, S.A.S.	Falcons’s Treehouse National, LLC
The Buyer	The Seller

Page 3 of 3